UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

EQUITY FUNDS

ANNUAL REPORT

December 31, 2009

CGM Advisor Targeted Equity Fund

Capital Growth Management Limited Partnership

Hansberger International Fund

Hansberger Global Investors, Inc.

Harris Associates Large Cap Value Fund

Harris Associates L.P.

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Investment Management L.P.

Vaughan Nelson Value Opportunity Fund

Vaughan Nelson Investment Management L.P.

Natixis U.S. Diversified Portfolio

BlackRock Investment Management, LLC

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Management Discussion and Performance page 1

Portfolio of Investments page 19

Financial Statements page 33

CGM ADVISOR TARGETED EQUITY FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

Strategy:

Generally invests in a focused portfolio of common stocks of large-cap companies

Inception Date:

November 27, 1968

Manager:

G. Kenneth Heebner

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

What You Should Know:

The fund invests in a small number of securities, which may result in greater volatility than more diversified funds. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. The fund may invest in foreign securities that involve risks not associated with domestic securities.

Management Discussion

Stocks fell to 12-year lows by early March and then rallied on growing signs of recovery, staging Wall Street’s biggest comeback since the Great Depression.

With a shift in focus from defensive stocks to economically sensitive issues midway through the period, CGM Advisor Targeted Equity Fund posted healthy returns. For the year ended December 31, 2009, the fund returned 25.19% based on the net asset value of Class A shares, with $0.05 per share in reinvested dividends. The fund lagged its benchmark, the S&P 500 Index, which returned 26.46%, and the average fund in Morningstar’s Large Growth category, which returned 35.68% for the same period.

HOW WAS THE FUND POSITIONED?

The fund began 2009 fully invested. More than half of the stocks in the portfolio were companies with limited exposure to economic cycles, reflecting our concerns over the deepening global recession and its negative impact on corporate earnings.

As the year progressed and we became increasingly confident about an economic rebound, we shifted the fund’s assets away from defensive issues and put greater emphasis on companies poised to benefit from a recovery in the U.S. and global economies. Purchases included Ford, Vale, FedEx, United Parcel Service (UPS) and Freeport-McMoRan Copper and Gold.

Ford has weathered the financial crisis better than most of its competitors. Although the company has suffered along with the rest of the automobile industry, we expect the firm to emerge with substantial profits in 2011 and 2012. Vale, one of the world’s largest iron ore producers, is benefiting from higher prices for metals as the global economy expands and demand for iron ore (particularly from China) increases.

Package delivery and shipping giants FedEx and UPS are benefiting from the withdrawal of DHL from the industry in the U.S. We believe these firms, along with low-cost copper producer, Freeport-McMoRan, are well-positioned to participate in the global economic recovery we see ahead.

WHAT TYPES OF STOCKS WERE THE BEST PERFORMERS?

The fund’s exposure to economically sensitive issues helped strengthen performance for the period. Top contributors, Itau Unibanco and Banco Bradesco, are two of Brazil’s largest banks. Both banks benefited from expectations of improving earnings in 2010 as the Brazilian Central Bank reduced interest rates to stimulate the economy, and investors anticipated loan growth and reduced loan losses in an expanding Brazilian economy.

Goldman Sachs, a full-service global investment banking and securities firm, contributed to the fund’s performance as well. The company avoided problems with toxic mortgage securities, and entered 2009 poised to gain market share and higher margins after the market turn in March. The firm has also seen its stock price rise as the investment banking industry went through a period of consolidation. A number of major firms have gone out of business while others have been impaired by financial constraints. We continue to hold all three bank positions.

WHICH STOCKS PROVED DISAPPOINTING?

Investments in State Street, Apollo Group and UnitedHealth Group underperformed. State Street, the world’s top provider of investment services and asset management to institutional investors, witnessed a drop in its stock price because of exposure to complex derivatives. Despite strong earnings performance, Apollo Group, a leading for-profit education company, also experienced stock-price declines due to concerns over adverse regulatory actions. Major health management specialist, UnitedHealth Group, also struggled as worries over the impact of congressional healthcare legislation caused the stock price to retreat. We sold all three issues.

WHAT IS YOUR OUTLOOK?

All of the key economic indicators point to a global recovery in 2010. With its current emphasis on economically sensitive issues, we believe the fund is well-positioned to benefit from an expanding global economy in the coming year.

CGM ADVISOR TARGETED EQUITY FUND

Investment Results through December 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares

Average Annual Total Returns — December 31, 2009

	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 11/27/68)
Net Asset Value[1]	25.19%	4.96%	1.68%
With Maximum Sales Charge[2]	17.96	3.73	1.08

CLASS B (Inception 2/28/97)
Net Asset Value[1]	24.42	4.21	0.92
With CDSC[3]	19.42	3.87	0.92

CLASS C (Inception 9/1/98)
Net Asset Value[1]	24.42	4.21	0.92
With CDSC[3]	23.42	4.21	0.92

CLASS Y (Inception 6/30/99)
Net Asset Value[1]	25.75	5.27	2.05

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
S&P 500 Index[4]	26.46%	0.42%	-0.95%
Morningstar Large Growth Fund Avg. [5]	35.68	1.21	-2.11

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/09	12/31/08
Common Stocks	95.5	93.3
Short-Term Investments and Other	4.5	6.7

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/09	12/31/08
Itau Unibanco Holding SA, ADR	9.0	—
Goldman Sachs Group, Inc. (The)	8.6	4.6
Banco Bradesco SA, Sponsored ADR	8.1	4.0
Ford Motor Co.	7.7	—
Freeport-McMoRan Copper & Gold, Inc.	6.4	—
FedEx Corp.	6.0	—
Vale SA, Sponsored ADR	6.0	—
Baidu, Inc., Sponsored ADR	5.8	—
International Business Machines Corp.	5.4	4.1
Philip Morris International, Inc.	5.2	5.3

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/09	12/31/08
Commercial Banks	17.1	8.8
Metals & Mining	12.3	—
Air Freight & Logistics	11.1	—
Computers & Peripherals	9.7	5.7
Capital Markets	8.6	9.1

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.20%	1.20%
B	1.95	1.95
C	1.95	1.95
Y	0.85	0.85

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	S&P 500 Index is an unmanaged index of U.S. common stocks.
[5]	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

HANSBERGER INTERNATIONAL FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital

Strategy:

Invests in common stocks of small-, mid- and large-cap companies located outside the United States. Assets are invested across developed and emerging markets

Inception Date:

December 29, 1995

Managers:

Growth:

Trevor Graham

Barry A. Lockhart

Patrick H. Tan

Thomas R.H. Tibbles

Value:

Ronald Holt

Lauretta Reeves

Symbols:

Class A	NEFDX
Class B	NEDBX
Class C	NEDCX

What You Should Know:

Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions and different accounting standards. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. Value stocks may fall out of favor and underperform the overall market during any given period.

Management Discussion

After a difficult start to the year, international markets – particularly emerging market countries – recovered strongly, significantly outperforming the U.S. market, as measured by the S&P 500 Index, which returned 26.46% for the year ended December 31, 2009. The rally in international equity markets was powered by hopes of a global economic recovery and relief that the worst-case scenario had not occurred. For the year as a whole, all sectors represented in the Hansberger International Fund’s benchmark and all major and emerging stock markets posted positive returns.

For the year ended December 31, 2009 the fund provided a total return of 45.82%, based on the net asset value of Class A shares with $0.01 per share in reinvested dividends. For the same period, the fund’s benchmarks, the MSCI EAFE Index and the MSCI ACWI ex USA, returned 32.46% and 42.14%, respectively, expressed in U.S. dollars. The average performance of the fund’s Morningstar peer group, the Foreign Large Blend category, was 31.24%. Neither the fund nor its benchmarks include U.S. stocks, and the Morningstar category has only limited exposure to domestic equities.

Two teams of Hansberger’s international equity specialists manage the fund. One team focuses on value and the other seeks growth potential. The growth portfolio fared better than the value portfolio during 2009.

WHICH SECTORS WORKED BEST FOR THE VALUE TEAM?

The sectors that had been hardest hit in 2008 were the value team’s best groups in 2009. Materials made the largest contribution to returns, as commodity prices increased substantially. Mining giants Vale and BHP Billiton were among the largest gainers. Energy stocks recovered too as oil prices bounced back. One of the main beneficiaries was Subsea 7, a leading player in the oil and gas development industry. Financial stocks also fared well; two bank stocks, Standard Chartered and Credit Suisse Group, were the strongest gainers.

The portfolio was held back by its emphasis on healthcare, which underperformed as investors shifted away from defensive sectors that had performed well during the bear market in 2008. Two of the weaker performers were pharmaceutical companies, Shionogi and Novartis.

WHICH SECTORS WERE MOST BENEFICIAL FOR THE GROWTH TEAM?

Rebounding from the March low, the growth portfolio enjoyed strong performance in 2009. One of the key contributors was the materials sector, where top holdings included mining group Vedanta Resources, headquartered in the U.K. The stock almost quadrupled in value during the year, while the stock price of Australian miner Rio Tinto more than doubled. Information technology was another source of excellent performance, with Tencent Holdings of China and Autonomy Corp. of the U.K. being the main contributors. The energy sector benefited from the recovery in oil prices, led by Brazilian oil producer Petrobras and Canadian energy and mining company, Cameco. The portfolio’s holdings in industrials underperformed in 2009; China Communications Construction was the main detractor.

WHAT IS YOUR OUTLOOK FOR THE GLOBAL ECONOMY?

While the pace of economic growth has slowed dramatically, we believe the long-term outlook for many economies – especially emerging market countries – is still strongly positive. We remain optimistic on China, where companies continue to benefit from massive infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world and can benefit from domestic growth even if exports have slowed.

While we are no longer seeing the massive disconnect between fundamentals and valuations that was evident at the beginning of 2009, we continue to believe the market is mispricing quality and that highly differentiated growth prospects are not being reflected in market multiples. We think that maintaining a well diversified portfolio of high-quality international stocks should prove beneficial as investors return to equities and risk aversion subsides. In our opinion, many of the names that will recover first are the high-quality, liquid, large-cap companies that we hold in our international portfolios.

HANSBERGER INTERNATIONAL FUND

Investment Results through December 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares7

Average Annual Total Returns — December 31, 20097

	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 12/29/95)
Net Asset Value[1]	45.82%	5.07%	3.05%
With Maximum Sales Charge[2]	37.48	3.84	2.45

CLASS B (Inception 12/29/95)
Net Asset Value[1]	44.67	4.30	2.29
With CDSC[3]	39.67	3.99	2.29

CLASS C (Inception 12/29/95)
Net Asset Value[1]	44.64	4.28	2.28
With CDSC[3]	43.64	4.28	2.28

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
MSCI EAFE Index[4]	32.46%	4.02%	1.58%
MSCI ACWI ex USA[5]	42.14	6.30	3.12
Morningstar Foreign Large Blend Fund Avg.[6]	31.24	3.58	0.62

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/09	12/31/08
Common Stocks	97.8	99.2
Preferred Stocks	0.6	1.1
Exchange Traded Funds	1.3	—
Bonds and Notes	—	0.1
Short-Term Investments and Other	0.3	-0.4

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/09	12/31/08
BNP Paribas	1.7	0.6
AXA SA	1.7	1.1
Nestle SA, (Registered)	1.6	2.2
Banco Santander Central Hispano SA	1.5	1.7
Infosys Technologies Ltd., Sponsored ADR	1.5	1.7
ABB Ltd., (Registered)	1.5	0.6
Roche Holding AG	1.5	2.5
Shin-Etsu Chemical Co. Ltd.	1.4	1.4
Standard Chartered PLC	1.4	1.1
Adidas AG	1.3	1.1

	% of Net Assets as of
FIVE LARGEST COUNTRIES	12/31/09	12/31/08
United Kingdom	14.4	13.0
Japan	11.1	17.2
France	10.4	10.5
China	10.1	7.3
Switzerland	8.3	10.4

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.49%	1.49%
B	2.23	2.23
C	2.24	2.24

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]

Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI EAFE Index) is an unmanaged index designed to measure developed market equity performance, excluding the United States and Canada.

[5]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[6]	Morningstar Foreign Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[7]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.

HARRIS ASSOCIATES LARGE CAP VALUE FUND

PORTFOLIO PROFILE

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Invests primarily in common stock of large- and mid-cap companies in any industry

Inception Date:

May 6, 1931

Managers:

Edward S. Loeb

Michael J. Mangan

Diane L. Mustain

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

What You Should Know:

Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

Optimism surged back into the stock market early in March, setting off a stunning rally that ran for most of the rest of the year. As often happens, highly speculative, financially weak stocks were early leaders, but large cap stocks caught up as investors shifted their focus to stronger businesses with robust finances, such as those we favor.

For the year ended December 31, 2009, Class A shares of Harris Associates Large Cap Value Fund returned 44.03% at net asset value, assuming $0.05 per share in dividends reinvested during the period. These results were well ahead of the fund’s benchmark and its Morningstar peer group. The Russell 1000 Value Index returned 19.69% for the 12-month period, while the average return on the funds in Morningstar’s Large Blend category was 28.17%.

WHICH STOCKS OR SECTORS AIDED PERFORMANCE?

The fund’s sector exposures result from individual stock selection. Given our belief that the government’s rescue measures would keep the financial system intact, we took advantage of what looked like exceptional values among beaten-down financial issues. The resulting relatively large position in these stocks made financials the portfolio’s strongest group when prices rebounded. Along the way, we sold Morgan Stanley and Bank of America, both longstanding holdings, and added JPMorgan Chase. This stock appealed to us because of its overall strength and diverse product line. JPMorgan shed its bailout obligations early and we trimmed the fund’s stake at favorable prices, leaving the fund with a relatively small financial sector by year end. Mutual fund manager Franklin Resources, which was never threatened by the credit crisis, also rose thanks to recovering revenue streams and earnings power.

Consumer discretionary issues snapped back smartly as the economic recovery began to take shape. Cruise company Carnival and hotel operators Marriott and Starwood enjoyed sharp recoveries. All three are backed by strong balance sheets, and we felt that their shares had reached unjustifiably low valuations at the time we invested in them. In energy, our purchases of Apache and Williams Cos. also benefited results as demand rose and oil prices followed. We added heavy equipment maker Caterpillar after it successfully refinanced the debt of some subsidiaries. The equipment business is cyclical and shares had fallen due to near-term concerns. However, Caterpillar has been profitable throughout the downturn and improving earnings expectations boosted its shares. Chipmaker Intel led all portfolio holdings, thanks to its market dominance and unexpectedly strong gross margins and profitability.

WHICH STOCKS DETRACTED?

There were few disappointments in the portfolio. We eliminated Capital One Financial because of its heavy reliance on credit cards while household budgets remained under pressure. We invested the proceeds in JPMorgan Chase. We also dropped Dell from the fund as the company struggled to engineer a successful turnaround. During the year, we sold disappointing performers like Tyco Electronics, a major manufacturer of precision electronics, and Fortune Brands, a leader in distilled spirits.

WHAT IS YOUR OUTLOOK?

We remain optimistic about the equity markets, in part because of the high degree of skepticism that remains in the wake of the market’s steep climb. We think retail and institutional investors are too focused on the bear markets they see in the rearview mirror, which is keeping them in risk-avoidance mode. That mindset fosters an environment potentially favorable for stocks as more investors move back into the market. We think the economic recovery is spotty but real, although unemployment will remain high. As always, our focus is on cash flows and other intrinsic fundamentals of the businesses we invest in, and their opportunities domestically and in foreign markets. Our recipe for investing is to be opportunistic, especially when the majority is moving the other way.

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through December 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

Average Annual Total Returns — December 31, 20096

	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 5/6/31)
Net Asset Value[1]	44.03%	-0.65%	-1.38%
With Maximum Sales Charge[2]	35.68	-1.82	-1.97

CLASS B (Inception 9/13/93)
Net Asset Value[1]	42.88	-1.41	-2.13
With CDSC[3]	37.88	-1.80	-2.13

CLASS C (Inception 5/1/95)
Net Asset Value[1]	42.91	-1.41	-2.13
With CDSC[3]	41.91	-1.41	-2.13

CLASS Y (Inception 11/18/98)
Net Asset Value[1]	44.39	-0.33	-0.98

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Russell 1000 Value Index[4]	19.69%	-0.25%	2.47%
Morningstar Large Blend Fund Avg. [5]	28.17	0.46	0.01

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/09	12/31/08
Common Stocks	91.8	94.6
Short-Term Investments and Other	8.2	5.4

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/09	12/31/08
Intel Corp.	6.0	6.3
Hewlett-Packard Co.	5.7	5.9
Carnival Corp.	4.9	5.6
Bank of New York Mellon Corp.	3.7	4.2
JPMorgan Chase & Co.	3.6	3.7
Williams Cos., Inc.	3.4	1.7
Caterpillar, Inc.	3.3	—
Franklin Resources, Inc.	3.2	2.8
Omnicom Group, Inc.	3.2	2.3
Illinois Tool Works, Inc.	3.1	1.0

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/09	12/31/08
Hotels, Restaurants & Leisure	10.7	9.6
Semiconductors & Semiconductor Equipment	9.9	8.2
Media	7.6	9.2
Capital Markets	6.9	13.9
Machinery	6.4	1.0

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.28%	1.28%
B	2.04	2.04
C	2.03	2.03
Y	0.84	0.84

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
[5]	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[7]	Before reductions and reimbursements.
[8]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.

VAUGHAN NELSON SMALL CAP VALUE FUND

PORTFOLIO PROFILE

Objective:

Seeks capital appreciation

Strategy:

Invests in small-cap companies with a focus on absolute return, using a bottom-up value-oriented investment process.

Inception Date:

December 31, 1996

Managers:

Chris D. Wallis

Scott J. Weber

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

What You Should Know:

Investing in small-cap stocks carries special risk, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks. Value stocks may fall out of favor with investors and underperform the overall market during any given period.

*	Effective July 31, 2009, the Fund was closed to new investors.

Management Discussion

Growing confidence in the stability of the financial system helped fuel a broad market rally that began in March. Cyclical sectors led the rebound, rewarding the fund’s increased focus on companies with the potential to prosper in an improving business environment.

For the year ended December 31, 2009, Vaughan Nelson Small Cap Value Fund’s total return was 28.30% based on the net asset value of Class A shares, with $0.04 per share in reinvested dividends. For the same 12 months, the Russell 2000 Value Index, the fund’s benchmark, returned 20.58%, while the average performance of the funds in Morningstar’s Small Blend category was 31.80%.

WHICH STRATEGIES OR HOLDINGS HAD FAVORABLE IMPACTS ON PERFORMANCE?

Successful stock selection was the chief driver of the fund’s results; sector weightings provided added momentum. In energy, Concho Resources, an exploration and production company active in the Persian Basin, benefited from increased reserves and rising oil prices. Bucyrus International, which provides equipment, parts and services to the mining industry, moved higher as rising commodity prices boosted mining activity. Menswear maker Phillips-Van Heusen added to results as consumer discretionary spending appeared to touch bottom. Phillips also benefited from growth in the clothing lines that the company licenses from Calvin Klein, which carry higher margins than the company’s base business.

Since last spring, we have been increasing the portfolio’s cyclical emphasis, reducing weightings in consumer staples, healthcare and other defensive sectors. Meanwhile, we have been expanding holdings in consumer discretionary, technology and energy – areas more likely to benefit from an economic recovery. We have long been wary of financial services, a sector that is prominent in the benchmark. The fund’s underweight stance in this weak sector, as well as superior stock performance among smaller regional banks owned, was the largest contributor to relative performance. Performance also benefited from our limited exposure to utilities, another underperforming sector.

WHAT WERE THE PERIOD’S MAIN DISAPPOINTMENTS?

The fund trailed significantly in the consumer discretionary sector where, as often happens, lower-quality, poorly financed companies that fall well short of our investment criteria led the initial stages of the market’s rebound.

Early in the year, we eliminated several weak healthcare companies because we were concerned about possible cuts in government reimbursement programs and we believed that assets could be redeployed in more promising areas. Among detractors we sold were LHC Group, which provides nursing services, HealthSpring, a managed care provider, and Amsurg, which operates outpatient surgery facilities. We also sold bottle maker Owens-llinois whose shares declined as margins came under pressure from declining volumes. We eliminated Sonic, a leading chain of drive-in restaurants, whose credit profile was threatened by the weak economy. United Bankshares was hurt by deterioration among the loans on its books, leading us to sell this position as well.

WHAT IS YOUR OUTLOOK?

Although questions remain about the recovery’s sustainability, economic activity has clearly rebounded from the depths of the credit crisis. Against that background, we are increasingly comfortable with the greater degree of cyclicality we have created in the portfolio. We de-emphasized credit-sensitive areas while the economy was shrinking. But by now, many such companies have written off or sold troubled assets and are better positioned for the period ahead. Along those lines, we continue to seek opportunities in consumer and technology stocks and in companies we believe will benefit from the brightening credit environment.

VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through December 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

Average Annual Total Returns — December 31, 20096

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 12/31/96)
Net Asset Value[1]	28.30%	6.85%	1.75%	—
With Maximum Sales Charge[2]	20.94	5.59	1.15	—

CLASS B (Inception 12/31/96)
Net Asset Value[1]	27.28	6.06	0.99	—
With CDSC[3]	22.28	5.74	0.99	—

CLASS C (Inception 12/31/96)
Net Asset Value[1]	27.35	6.06	0.99	—
With CDSC[3]	26.35	6.06	0.99	—

CLASS Y (Inception 8/31/06)
Net Asset Value[1]	28.61	—	—	5.31

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Russell 2000 Value Index[4]	20.58%	-0.01%	8.27%	-4.72%
Morningstar Small Blend Fund Avg. [5]	31.80	0.47	5.85	-3.01

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/09	12/31/08
Common Stocks	97.4	88.7
Exchange Traded Funds	—	4.6
Short-Term Investments and Other	2.6	6.7

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/09	12/31/08
Sybase, Inc.	2.8	2.2
Waste Connections, Inc.	2.7	2.2
HCC Insurance Holdings, Inc.	2.2	2.5
Hanover Insurance Group, Inc. (The)	2.1	—
Watson Wyatt Worldwide, Inc., Class A	2.0	2.3
Patterson Cos., Inc.	1.9	1.7
Prosperity Bancshares, Inc.	1.9	1.6
Syniverse Holdings, Inc.	1.8	1.4
Lincoln Electric Holdings, Inc.	1.8	1.4
Nice Systems Ltd., Sponsored ADR	1.8	1.3

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/09	12/31/08
Machinery	8.5	3.9
Insurance	7.6	7.4
Software	6.8	5.6
Commercial Banks	4.9	5.4
Textiles, Apparel & Luxury Goods	4.7	2.8

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.53%	1.47%
B	2.28	2.22
C	2.28	2.22
Y	1.23	1.22

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
[5]	Morningstar Small Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[7]	The since-inception comparative performance figures shown are calculated from 9/1/06.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 4/30/10.

VAUGHAN NELSON VALUE OPPORTUNITY FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term capital appreciation

Strategy:

Invests in medium capitalization companies with a focus on absolute return, using a bottom-up, value-oriented investment process

Inception Date:

October 31, 2008

Managers:

Dennis G. Alff

Chris D. Wallis

Scott J. Weber

Symbols:

Class A	VNVAX
Class C Class Y	VNVCX VNVYX

What You Should Know:

Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

Lifting economic clouds propelled markets upward last spring as investors shook off fears of a financial collapse. The improving business outlook boosted stocks in economically sensitive sectors, an area of increasing focus for the fund. In addition, midcap stocks were favorably positioned over this period.

For the year ended December 31, 2009, Vaughan Nelson Value Opportunity Fund’s total return was 30.98% based on the net asset value of Class A shares and $0.04 per share in dividends and $0.07 per share in short-term capital gains reinvested during the period. The fund’s benchmark, Russell Midcap Value Index, returned 34.21%, while the average performance of the funds in Morningstar’s Mid-Cap Blend category was 37.39%.

WHICH STRATEGIES OR HOLDINGS AIDED PERFORMANCE?

Our increasing tilt toward more cyclical sectors was an important factor in the fund’s return. We reduced weightings in consumer staples, healthcare and other defensive sectors, while expanding holdings in areas we believed were more likely to benefit from any economic recovery, including consumer discretionary, technology and energy. Our strategy was rewarded as investor confidence in the business outlook improved.

Stock selection among financial issues was another positive. As the results of the government’s stress tests of banks became known, we took a more favorable view of the financial sector. We capitalized on low valuations by buying beaten-down companies like Bermuda-based XL Capital. This property and casualty insurer’s stock portfolio appears well-positioned to benefit from stronger equity markets, boosting XL’s book value and its shares. We added Fifth Third Bancorp and Discover Financial Services when their shares appeared oversold. Subsequent price recoveries in both companies added to relative performance. Menswear maker Phillips-Van Heusen added to results as consumer discretionary spending appeared to touch bottom. Phillips benefited from growth in the clothing lines that the company licenses from Calvin Klein, which carry higher margins than the company’s base business.

The fund’s energy holdings rode rising oil and gas prices and outperformed those in the benchmark. Shares of printing company R. R. Donnelley rebounded from depressed levels as demand for financial printing, a key business line, recovered. In technology, Amdocs, which provides software for communications companies, rose sharply. The portfolio’s underweight stake in utilities aided comparative results as money left defensive sectors in pursuit of greater returns.

WHAT CAUSED THE FUND TO LAG ITS BENCHMARK?

Results in the consumer discretionary sector trailed the benchmark because lower-quality issues that fall short of our investment standards led the initial stages of the rally. Disappointing sales caused shares of supermarket chain Kroger to stagnate; we sold this position in order to invest in more cyclical opportunities. Pactiv, a manufacturer of plastic packaging and consumer products, lagged as higher pension costs pressured earnings. We also sold W. R. Berkley, a property/casualty insurer, as loss ratios began to climb.

WHAT IS YOUR OUTLOOK?

Although questions remain about the recovery’s sustainability, economic activity has clearly rebounded from the depths of the credit crisis. When the government made clear that the financial system would get the help it needed, banks were able to raise capital and the credit markets sputtered back to life. This momentum led to a positive reading for the nation’s Gross Domestic Product in the third quarter. Against that background, we are increasingly comfortable with the portfolio’s greater degree of cyclicality. We de-emphasized credit-sensitive areas while the economy was shrinking. But by now, many such companies have written off or sold troubled assets and we think they are better positioned for the period ahead. Along those lines, we continue to seek opportunities in consumer and technology stocks and in companies that might benefit from the brightening credit environment.

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Investment Results through December 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

Average Annual Total Returns — December 31, 20096

	1 YEAR	SINCE INCEPTION
CLASS A (Inception 10/31/08)
Net Asset Value[1]	30.98%	21.95%
With Maximum Sales Charge[2]	23.39	15.92

CLASS C (Inception 10/31/08)
Net Asset Value[1]	30.01	21.02
With CDSC[3]	29.01	21.02

CLASS Y (Inception 10/31/08)
Net Asset Value[1]	31.37	22.28

COMPARATIVE PERFORMANCE	1 YEAR	SINCE INCEPTION[7]
Russell Midcap Value Index[4]	34.21%	22.33%
Morningstar Mid-Cap Blend Fund Avg.[5]	37.39	24.62

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/09	12/31/08
Common Stocks	94.8	94.3
Exchange Traded Funds	—	4.5
Short-Term Investments and Other	5.2	1.2

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/09	12/31/08
Owens-Illinois, Inc.	3.0	3.9
XL Capital Ltd., Class A	2.7	—
Nuance Communications, Inc.	2.5	2.0
Celanese Corp., Series A	2.3	—
Annaly Capital Management, Inc.	2.2	3.4
Seagate Technology	2.2	—
Zimmer Holdings, Inc.	2.2	2.1
Fifth Third Bancorp	1.9	—
Amdocs Ltd.	1.9	1.6
Cabot Corp.	1.9	—

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/09	12/31/08
Insurance	7.6	13.5
Chemicals	6.8	3.2
REITs	5.2	3.4
Capital Markets	5.1	4.7
Commercial Services & Supplies	4.9	3.1

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	14.72%	1.41%
C	15.47	2.16
Y	14.36	1.16

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[4]	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
[5]	Morningstar Mid-Cap Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[7]	The since-inception comparative performance figures shown are calculated from 11/1/08.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 4/30/10.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital

Strategy:

Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers

Inception Date:

July 7, 1994

Subadvisors:

BlackRock Investment Management, LLC

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFSX
Class B	NESBX
Class C	NECCX
Class Y	NESYX

What You Should Know:

Growth stocks can be more sensitive to market movements because their values are based on future expectations. Value stocks may fall out of favor with investors and underperform the overall market. Small-cap stocks carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large-cap stocks.

Management Discussion

Rebounding from negative sentiment carried over from 2008, stock prices soared in early March 2009 and continued to rise throughout the year. Most of the major U.S. stock indexes ended 2009 on the plus side in double digits. It was a tumultuous year and it capped an equally tumultuous decade.

Each of this fund’s four segments is managed individually using distinct investment styles. This provides shareholders with exposure to a wide spectrum of stocks and strategies. BlackRock seeks long-term growth of capital in companies of any size, with an emphasis on those with capitalizations greater than $2 billion. The segment managed by Harris Associates invests primarily in common stocks of large- and mid-cap companies that the manager believes are trading at a substantial discount to their “true business value.” Loomis Sayles manages two segments. One invests in mid-cap growth stocks and the other focuses on small-cap value stocks.

For the year ended December 31, 2009, Class A shares of Natixis U.S. Diversified Portfolio returned 36.41% at net asset value. For the same period the S&P 500 Index returned 26.46% and the S&P MidCap 400 Index returned 37.38%. The Wilshire 4500 Index returned 38.86% and the average return of the funds in Morningstar’s Large Growth category was 35.68%.

HOW DID BLACKROCK’S PORTFOLIO RESPOND TO CHANGING MARKETS?

Information technology made the greatest relative contribution to performance. Semiconductor company PMC-Sierra surged higher during the year as the industry experienced a sharp cyclical rebound, as did Broadcom Corp., which supplies integrated circuits. Software producers Salesforce.com and Check Point Software Technologies, as well as Apple and Google also performed well. Other positive holdings included Freeport-McMoRan Copper & Gold and Amazon.com. BlackRock’s portfolio was held back by its overweight in biotechnology relative to the benchmark. Stock selection across several industries also proved disappointing. For example, the portfolio included Genzyme, which detracted from performance as this major biotech giant experienced manufacturing problems. BlackRock sold the stock. The portfolio was also underweight in IBM – one of the largest holdings in the benchmark – which delivered stellar results.

DID THE BEAR MARKET IN 2008 HELP HARRIS ASSOCIATES FIND VALUES?

As the rally off the lows set in March got underway, Harris Associates’ unwavering pursuit of value gave them opportunities to enhance the portfolio. Their focus remained on higher-quality businesses selling at little or no premium to their peers. Holdings in the financial, healthcare and energy sectors provided the greatest contribution to performance. Individual stock selection worked well for the most part. Intel, JPMorgan Chase and Franklin Resources were the best performers during the period. Intel reported strong results for 2009 and Harris Associates anticipates further progress in 2010. JPMorgan benefited from a general uptrend in financial stocks and Harris Associates believes the company’s management team is outstanding. They also believe Franklin is well positioned for future growth. Detractors during the past 12 months included Capital One Financial, which reported a larger-than-expected loss. The stock was sold in the first quarter. FedEx also proved disappointing; the stock price was volatile, but Harris Associates believes the company’s labor cost advantage and increasing market share will help the business thrive as the economy improves. However, they sold Fortune Brands in the second quarter of 2009 because they believed the stock offered lower potential reward than other consumer-oriented equities.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Management Discussion

HOW DID LOOMIS SAYLES MID CAP GROWTH RESPOND TO MARKET CHANGES IN 2009?

In hindsight, during the days that followed the bear market in January and February, Loomis Sayles stayed too long with defensive stocks like healthcare and discount retailers that had been good relative performers during the market downturn. Given their focus on higher quality growth stocks, Loomis Sayles missed some of the rebound when the market turned in favor of generally lower price, lower quality stocks. Fourth-quarter performance was strong as stock prices continued to gain ground and Loomis Sayles maintained its emphasis on energy and materials. Some of the best performers were exposed to natural resources, including Teck Resources and Freeport-McMoRan Copper and Gold (two mining companies); Bucyrus (which makes mining equipment); Flowserve (supplies fluid motion and control products to energy and resources companies worldwide); as well as Walter Energy (metallurgical coal) and Concho Resources (an independent oil and gas producer). Discount travel specialist priceline.com was another top performer. Flowserve was sold. The segment’s biggest disappointments were T. Rowe Price Group, a leading asset manager that declined as its earnings estimates fell; Intrepid Potash, which declined along with prices of the commodity; and L-3 Communications Holdings, which provides communications products, aviation systems and logistics services to the U.S. military. L-3 was not renewed on a major program, which cut sharply into earnings. The stock was sold. In general, the portfolio went from an underweight to an overweight in technology and energy, and from an overweight to an underweight in financials.

WHAT ABOUT LOOMIS SAYLES SMALL CAP VALUE?

Small cap stocks led the market rally that began on March 9 and continued through the end of the year. Many of these stocks had been among the hardest hit during the market downturn in 2008 and early 2009. The portfolio emphasized fundamentally strong companies with solid business franchises and highly visible cash-flow prospects. These businesses were particularly strong during the rally early in the year, although high-quality, small-caps were less prominent in the explosive rally in the second and third quarters. Stock selection was strongest in the financial services sector, notably Broadridge Financial Solutions, a leading global outsourcer of services to the financial industry. This was the portfolio’s largest holding early in the year, and the stock’s strong performance prompted Loomis Sayles to take some profits. Clearwater Paper came into the portfolio late in 2008. It benefitted from a decline in fiber and energy prices and substantial government monetary credits for utilizing its plant byproducts in energy generation. Forestar Group, which owns real estate and mineral interests, advanced sharply during the year as the company sold some real estate holdings and opportunistically repurchased debt and common stock. Disappointments included SLM Corp., a leading provider of student loans, which lost a major part of its business when the federal government announced plans to make loans directly to college students. Delta Air Lines looked attractive following its merger with NWA Corp, but persistently high fuel prices and weak economic growth for most of 2009 hurt the stock. Loomis Sayles sold both positions. In general, the portfolio entered 2009 very conservatively positioned, but began shifting to a less defensive stance in the first and second quarters. The largest reduction was in financial services, where insurance companies and credit-sensitive holdings were sold early in the year.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Investment Results through December 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares8

Average Annual Total Returns — December 31, 20098

	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 7/7/94)
Net Asset Value[1]	36.41%	2.60%	0.09%
With Maximum Sales Charge[2]	28.61	1.40	-0.50

CLASS B (Inception 7/7/94)
Net Asset Value[1]	35.33	1.84	-0.66
With CDSC[3]	30.33	1.46	-0.66

CLASS C (Inception 7/7/94)
Net Asset Value[1]	35.41	1.82	-0.67
With CDSC[3]	34.41	1.82	-0.67

CLASS Y (Inception 11/15/94)
Net Asset Value[1]	36.71	2.94	0.53

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
S&P 500 Index[4]	26.46%	0.42%	-0.95%
Wilshire 4500 Index[5]	38.86	2.52	1.91
S&P MidCap 400 Index[6]	37.38	3.27	6.36
Morningstar Large Growth Fund Avg. [7]	35.68	1.21	-2.11

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/09	12/31/08
Common Stocks	96.8	97.7
Call Options Written	(0.0)	—
Short-Term Investments and Other	3.2	2.3

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/09	12/31/08
Hewlett-Packard Co.	2.3	1.5
Intel Corp.	1.9	2.1
Carnival Corp.	1.5	1.5
Microsoft Corp.	1.4	0.4
JPMorgan Chase & Co.	1.3	1.1
Bank of New York Mellon Corp.	1.1	1.1
Williams Cos., Inc.	1.0	0.4
Caterpillar, Inc.	1.0	—
Franklin Resources, Inc.	1.0	0.7
Omnicom Group, Inc.	1.0	0.6

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/09	12/31/08
Semiconductors & Semiconductor Equipment	6.9	4.0
Hotels, Restaurants & Leisure	5.9	4.0
Machinery	4.9	1.7
Computers & Peripherals	4.8	4.1
Health Care Equipment & Supplies	4.0	3.7

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[9]	Net Expense Ratio[10]
A	1.43%	1.40%
B	2.19	2.15
C	2.18	2.15
Y	1.23	1.15

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	S&P 500 Index is an unmanaged index of U.S. common stocks.
[5]	Wilshire 4500 Index is an unmanaged index of 4,500 mid- and small-sized companies.
[6]	S&P MidCap 400 Index is an unmanaged index of U.S. mid-sized companies.
[7]	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[8]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[9]	Before reductions and reimbursements.
[10]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2009 through December 31, 2009. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2009	ENDING ACCOUNT VALUE 12/31/2009	EXPENSES PAID DURING PERIOD* 7/1/2009 – 12/31/2009
CLASS A
Actual	$1,000.00	$1,245.40	$6.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16
CLASS B
Actual	$1,000.00	$1,242.40	$11.08
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96
CLASS C
Actual	$1,000.00	$1,242.40	$11.08
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96
CLASS Y
Actual	$1,000.00	$1,248.00	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio: 1.21%, 1.96%, 1.96% and 0.95% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

HANSBERGER INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2009	ENDING ACCOUNT VALUE 12/31/2009	EXPENSES PAID DURING PERIOD* 7/1/2009 – 12/31/2009
CLASS A
Actual	$1,000.00	$1,238.40	$9.37
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.44
CLASS B
Actual	$1,000.00	$1,234.30	$13.57
Hypothetical (5% return before expenses)	$1,000.00	$1,013.06	$12.23
CLASS C
Actual	$1,000.00	$1,234.00	$13.57
Hypothetical (5% return before expenses)	$1,000.00	$1,013.06	$12.23

*	Expenses are equal to the Fund’s annualized expense ratio: 1.66%, 2.41% and 2.41% for Class A, B and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period)

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2009	ENDING ACCOUNT VALUE 12/31/2009	EXPENSES PAID DURING PERIOD* 7/1/2009 – 12/31/2009
CLASS A
Actual	$1,000.00	$1,282.80	$7.48
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
CLASS B
Actual	$1,000.00	$1,277.40	$11.77
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
CLASS C
Actual	$1,000.00	$1,277.20	$11.77
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
CLASS Y
Actual	$1,000.00	$1,284.00	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2009	ENDING ACCOUNT VALUE 12/31/2009	EXPENSES PAID DURING PERIOD* 7/1/2009 – 12/31/2009
CLASS A
Actual	$1,000.00	$1,245.80	$8.21
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37
CLASS B
Actual	$1,000.00	$1,241.30	$12.43
Hypothetical (5% return before expenses)	$1,000.00	$1,014.12	$11.17
CLASS C
Actual	$1,000.00	$1,241.20	$12.43
Hypothetical (5% return before expenses)	$1,000.00	$1,014.12	$11.17
CLASS Y
Actual	$1,000.00	$1,247.40	$6.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.45%, 2.20%, 2.20% and 1.19% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2009	ENDING ACCOUNT VALUE 12/31/2009	EXPENSES PAID DURING PERIOD* 7/1/2009 – 12/31/2009
CLASS A
Actual	$1,000.00	$1,239.80	$7.90
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
CLASS C
Actual	$1,000.00	$1,234.20	$12.11
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92
CLASS Y
Actual	$1,000.00	$1,241.10	$6.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.40%, 2.15% and 1.15%, for Class A, C and Y respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

NATIXIS U.S. DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 7/1/2009	ENDING ACCOUNT VALUE 12/31/2009	EXPENSES PAID DURING PERIOD* 7/1/2009 – 12/31/2009
CLASS A
Actual	$1,000.00	$1,256.40	$7.96
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
CLASS B
Actual	$1,000.00	$1,251.70	$12.20
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92
CLASS C
Actual	$1,000.00	$1,251.60	$12.20
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92
CLASS Y
Actual	$1,000.00	$1,257.50	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the Portfolio’s annualized expense ratio (after fee reduction/reimbursement): 1.40%, 2.15%, 2.15% and 1.15% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

CGM ADVISOR TARGETED EQUITY FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2009

Shares	Description	Value (†)

Common Stocks — 95.5% of Net Assets
	Air Freight & Logistics — 11.1%
750,000	FedEx Corp.	$62,587,500
925,000	United Parcel Service, Inc., Class B	53,067,250

		115,654,750

	Automobiles — 7.7%
8,000,000	Ford Motor Co.(b)	80,000,000

	Capital Markets — 8.6%
535,000	Goldman Sachs Group, Inc. (The)	90,329,400

	Commercial Banks — 17.1%
3,880,800	Banco Bradesco SA, Sponsored ADR	84,873,097
4,126,705	Itau Unibanco Holding SA, ADR	94,253,942

		179,127,039

	Computers & Peripherals — 9.7%
880,000	Hewlett-Packard Co.	45,328,800
430,000	International Business Machines Corp.	56,287,000

		101,615,800

	Hotels, Restaurants & Leisure — 4.7%
1,798,110	Marriott International, Inc., Class A	48,998,497

	Internet & Catalog Retail — 4.8%
230,000	Priceline.com, Inc.(b)	50,255,000

	Internet Software & Services — 5.8%
148,000	Baidu, Inc., Sponsored ADR(b)	60,862,040

	Metals & Mining — 12.3%
830,000	Freeport-McMoRan Copper & Gold, Inc.(b)	66,640,700
2,150,000	Vale SA, Sponsored ADR	62,414,500

		129,055,200

	Pharmaceuticals — 4.6%
900,000	Abbott Laboratories	48,591,000

	Software — 2.6%
1,100,000	Oracle Corp.	26,994,000

	Specialty Retail — 1.3%
335,600	Best Buy Co., Inc.	13,242,776

	Tobacco — 5.2%
1,130,000	Philip Morris International, Inc.	54,454,700

	Total Common Stocks (Identified Cost $743,841,215)	999,180,202

Principal Amount
Short-Term Investments — 0.8%
$8,365,000	American Express Credit Corp., Commercial Paper, 0.030%, 1/04/2010 (Identified Cost $8,365,000)	8,365,000

	Total Investments — 96.3% (Identified Cost $752,206,215)(a)	1,007,545,202
	Other assets less liabilities—3.7%	38,781,076

	Net Assets — 100.0%	$1,046,326,278

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2009, the net unrealized appreciation on investments based on a cost of $756,329,402 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$252,884,255
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,668,455)

	Net unrealized appreciation	$251,215,800

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2009 (Unaudited)

Commercial Banks	17.1%
Metals & Mining	12.3
Air Freight & Logistics	11.1
Computers & Peripherals	9.7
Capital Markets	8.6
Automobiles	7.7
Internet Software & Services	5.8
Tobacco	5.2
Internet & Catalog Retail	4.8
Hotels, Restaurants & Leisure	4.7
Pharmaceuticals	4.6
Software	2.6
Other Investments, less than 2% each	1.3
Short-Term Investments	0.8

Total Investments	96.3
Other assets less liabilities	3.7

Net Assets	100.0%

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2009

Shares	Description	Value (†)

Common Stocks — 97.8% of Net Assets
	Australia — 4.6%
25,589	BHP Billiton Ltd.	$979,207
201,246	BlueScope Steel Ltd.	554,509
14,607	Commonwealth Bank of Australia	713,142
26,352	CSL Ltd.	766,302
16,374	Rio Tinto Ltd.	1,093,044
36,888	Westpac Banking Corp.	833,255

		4,939,459

	Belgium — 0.6%
11,497	Anheuser-Busch InBev NV	595,167

	Brazil — 5.0%
46,224	Companhia Energetica de Minas Gerais, Sponsored ADR	834,805
39,590	Itau Unibanco Holding SA, ADR	904,236
15,036	Petroleo Brasileiro SA, ADR	716,916
14,963	Petroleo Brasileiro SA, Sponsored ADR	634,282
35,257	Vale SA, Sponsored ADR	1,023,511
47,494	Vale SA, Sponsored Preference ADR	1,178,801

		5,292,551

	Canada — 4.6%
19,337	Bank of Nova Scotia	910,042
37,104	Cameco Corp.	1,193,636
14,020	IGM Financial, Inc.	568,522
44,841	Manulife Financial Corp.	822,384
13,836	Shoppers Drug Mart Corp.	600,748
21,233	Suncor Energy, Inc.	749,737

		4,845,069

	Chile — 0.5%
14,349	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	539,092

	China — 10.1%
538,000	Agile Property Holdings Ltd.	782,335
1,182,000	China Communications Construction Co. Ltd., Class H	1,123,098
848,000	China Construction Bank Corp., Class H	724,315
243,000	China Merchants Bank Co. Ltd., Class H	632,261
181,500	China Shenhua Energy Co. Ltd., Class H	881,056
1,179,200	China State Construction International Holdings Ltd.	494,381
1,312,410	Denway Motors Ltd.	830,774
1,633,000	Industrial and Commercial Bank of China Ltd., Class H	1,344,879
7,386	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	558,455
446,000	PetroChina Co. Ltd., Class H	530,226
67,000	Ping An Insurance (Group) Co. of China Ltd., Class H	582,576
52,700	Tencent Holdings Ltd.	1,141,133
147,600	Weichai Power Co. Ltd., Class H	1,184,723

		10,810,212

	Denmark — 1.6%
16,890	Novo Nordisk A/S, Class B	1,078,286
10,870	Vestas Wind Systems A/S(b)	661,796

		1,740,082

	France — 10.4%
22,339	ArcelorMittal	1,021,032
75,749	AXA SA	1,778,509
22,986	BNP Paribas	1,823,205
9,804	Carrefour SA	470,266
17,909	Electricite de France	1,064,391
12,976	GDF Suez	562,133
16,089	Groupe Danone	986,286
8,318	Iliad SA	994,035
6,516	PPR	782,149
16,211	Total SA	1,041,232
8,367	Total SA, Sponsored ADR	535,823

		11,059,061

Shares	Description	Value (†)

	Germany — 5.4%
25,739	Adidas AG	$1,394,164
5,822	Bayer AG	465,897
8,821	Deutsche Boerse AG	730,464
17,363	SAP AG	827,749
11,881	SAP AG, Sponsored ADR	556,149
9,512	Siemens AG, (Registered)	872,925
5,256	Wacker Chemie AG	914,260

		5,761,608

	Hong Kong — 2.1%
118,352	Esprit Holdings Ltd.	785,226
147,000	Hang Lung Properties Ltd.	576,292
206,000	Li & Fung Ltd.	847,732

		2,209,250

	India — 2.3%
6,542	HDFC Bank Ltd., ADR	850,983
28,588	Infosys Technologies Ltd., Sponsored ADR	1,580,059

		2,431,042

	Israel — 0.6%
10,825	Teva Pharmaceutical Industries Ltd., Sponsored ADR	608,149

	Italy — 1.8%
33,844	ENI SpA	861,864
28,861	Saipem SpA	996,006

		1,857,870

	Japan — 11.1%
71,000	Bank of Yokohama (The) Ltd.	323,722
12,400	Canon, Inc.	527,477
8,100	FANUC Ltd.	754,936
4,200	Fast Retailing Co. Ltd.	789,345
719	Jupiter Telecommunications Co. Ltd.	711,468
33,000	NGK Insulators Ltd.	721,690
2,400	Nintendo Co. Ltd.	573,208
71,700	Nomura Holdings, Inc.	533,209
16,600	Seven & I Holdings Co. Ltd.	338,946
27,100	Shin-Etsu Chemical Co. Ltd.	1,530,021
35,500	Shionogi & Co. Ltd.	769,687
194	Sony Financial Holdings, Inc.	504,871
42,600	Sumitomo Corp.	433,785
96,000	Sumitomo Trust & Banking Co. Ltd.	471,363
30,200	THK Co. Ltd.	537,042
27,700	Toyota Motor Corp.	1,167,859
16,890	Yamada Denki Co. Ltd.	1,139,427

		11,828,056

	Korea — 2.4%
14,742	KB Financial Group, Inc., ADR(b)	749,631
1,389	Samsung Electronics Co. Ltd.	952,478
2,488	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	870,800

		2,572,909

	Luxembourg — 0.8%
11,092	Millicom International Cellular SA	818,257

	Mexico — 1.4%
16,993	America Movil SAB de CV, Series L, ADR	798,331
15,662	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	704,007

		1,502,338

	Norway — 0.6%
41,216	Subsea 7, Inc.(b)	682,470

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value (†)

	Portugal — 0.6%
52,656	Portugal Telecom SGPS SA, (Registered)	$642,514

	Russia — 2.4%
49,314	Gazprom, Sponsored ADR	1,257,507
9,876	LUKOIL, Sponsored ADR	565,895
53,564	MMC Norilsk Nickel, ADR(b)	768,643

		2,592,045

	Singapore — 0.7%
67,000	DBS Group Holdings Ltd.	728,355

	South Africa — 0.5%
32,815	MTN Group Ltd.	522,295

	Spain — 3.4%
95,680	Banco Santander Central Hispano SA	1,581,080
33,560	Gamesa Corp., Tecnologica SA	565,396
8,280	Industria de Diseno Textil SA (Inditex)	517,107
32,491	Telefonica SA	909,392

		3,572,975

	Sweden — 0.9%
39,962	Atlas Copco AB, Class A	587,436
35,470	Telefonaktiebolaget LM Ericsson, Class B	326,538

		913,974

	Switzerland — 8.3%
81,760	ABB Ltd., (Registered)	1,575,459
27,909	Credit Suisse Group, (Registered)	1,382,649
32,940	Logitech International SA, (Registered)(b)	563,274
4,841	Lonza Group AG, (Registered)	341,092
34,311	Nestle SA, (Registered)	1,665,236
20,838	Novartis AG, (Registered)	1,137,947
9,132	Roche Holding AG	1,561,689
2,033	Syngenta AG, (Registered)	574,135

		8,801,481

	Taiwan — 0.7%
371,927	Taiwan Semiconductor Manufacturing Co. Ltd.	749,609

	United Kingdom — 14.4%
288,945	ARM Holdings PLC	825,066
49,302	Autonomy Corp. PLC(b)	1,197,271
145,865	Barclays PLC	642,749
34,034	BG Group PLC	614,528
41,210	BHP Billiton PLC	1,313,775
66,029	British Sky Broadcasting PLC	596,428
738,404	DSG International PLC(b)	432,776
58,612	Eurasian Natural Resources Corp.	858,523
62,368	HSBC Holdings PLC	709,432
149,804	ICAP PLC	1,033,206
162,656	Man Group PLC	802,766
94,822	Prudential PLC	970,624
60,123	Smith & Nephew PLC	618,450
58,450	Standard Chartered PLC	1,475,624
185,703	Tesco PLC	1,281,126
31,419	Vedanta Resources PLC	1,314,128
278,010	Vodafone Group PLC	643,792

		15,330,264

	Total Common Stocks (Identified Cost $92,711,987)	103,946,154

Shares	Description	Value (†)

Preferred Stocks — 0.6%
	Germany — 0.6%
10,891	Henkel AG & Co. KGaA (Identified Cost $393,360)	$571,920

Exchange Traded Funds — 1.3%
	United States — 1.3%
18,914	iShares MSCI EAFE Index Fund	1,045,944
1,022	iShares MSCI Emerging Markets Index	42,413
7,516	Vanguard Emerging Markets ETF	308,156

	Total Exchange Traded Funds (Identified Cost $1,412,087)	1,396,513

Principal Amount
Short-Term Investments — 0.5%
$548,548	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009 at 0.000% to be repurchased at $548,548 on 1/04/2010, collateralized by $560,000 Federal National Mortgage Association, 3.000% due 5/12/2014 valued at $563,500 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $548,548)	548,548

	Total Investments — 100.2% (Identified Cost $95,065,982)(a)	106,463,135
	Other assets less liabilities —(0.2)%	(167,424)

	Net Assets — 100.0%	$106,295,711

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2009, the net unrealized appreciation on investments based on a cost of $97,675,475 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,949,361
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,161,701)

	Net unrealized appreciation	$8,787,660

(b)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of this security amounted to $870,800 or 0.8% of net assets.
ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Industry Summary at December 31, 2009 (Unaudited)

Commercial Banks	14.5%
Metals & Mining	9.5
Oil, Gas & Consumable Fuels	9.0
Pharmaceuticals	5.3
Insurance	4.4
Capital Markets	4.1
Machinery	3.6
Specialty Retail	3.4
Chemicals	3.3
Semiconductors & Semiconductor Equipment	3.2
Food & Staples Retailing	3.2
Software	3.0
Electrical Equipment	2.6
Wireless Telecommunication Services	2.6
Food Products	2.5
Diversified Telecommunication Services	2.4
Other Investments, less than 2% each	23.1
Short-Term Investments	0.5

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

Currency Exposure at December 31, 2009 as Percentage of Net Assets (Unaudited)

Euro	21.6%
United States Dollar	21.0
British Pound	13.8
Hong Kong Dollar	12.4
Japanese Yen	11.1
Swiss Franc	7.8
Australian Dollar	4.6
Canadian Dollar	2.0
Other, less than 2% each	5.9

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

HARRIS ASSOCIATES LARGE CAP VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2009

Shares	Description	Value (†)

Common Stocks — 91.8% of Net Assets
	Aerospace & Defense — 3.9%
75,600	Boeing Co. (The)	$4,092,228
18,000	General Dynamics Corp.	1,227,060

		5,319,288

	Air Freight & Logistics — 0.8%
12,200	FedEx Corp.	1,018,090

	Capital Markets — 6.9%
179,000	Bank of New York Mellon Corp.	5,006,630
41,500	Franklin Resources, Inc.	4,372,025

		9,378,655

	Chemicals — 1.4%
22,500	Monsanto Co.	1,839,375

	Computers & Peripherals — 5.7%
149,500	Hewlett-Packard Co.	7,700,745

	Consumer Finance — 4.0%
63,800	American Express Co.	2,585,176
197,050	Discover Financial Services	2,898,605

		5,483,781

	Diversified Financial Services — 4.7%
4,500	CME Group, Inc., Class A	1,511,775
117,500	JPMorgan Chase & Co.	4,896,225

		6,408,000

	Electrical Equipment — 1.5%
42,500	Rockwell Automation, Inc.	1,996,650

	Energy Equipment & Service — 1.2%
38,000	National-Oilwell Varco, Inc.	1,675,420

	Food & Staples Retailing — 5.5%
147,000	Kroger Co. (The)	3,017,910
152,000	Safeway, Inc.	3,236,080
34,500	Walgreen Co.	1,266,840

		7,520,830

	Food Products — 1.3%
25,500	General Mills, Inc.	1,805,655

	Health Care Equipment & Supplies — 3.9%
55,500	Baxter International, Inc.	3,256,740
47,000	Medtronic, Inc.	2,067,060

		5,323,800

	Hotels, Restaurants & Leisure — 10.7%
211,500	Carnival Corp.(b)	6,702,435
146,000	Marriott International, Inc., Class A	3,978,500
21,000	McDonald’s Corp.	1,311,240
69,600	Starwood Hotels & Resorts Worldwide, Inc.	2,545,272

		14,537,447

	Household Products — 1.0%
17,000	Colgate-Palmolive Co.	1,396,550

	Machinery — 6.4%
79,000	Caterpillar, Inc.	4,502,210
88,000	Illinois Tool Works, Inc.	4,223,120

		8,725,330

	Media — 7.6%
168,900	Comcast Corp., Special Class A	2,704,089

Shares	Description	Value (†)

	Media — continued
110,700	Omnicom Group, Inc.	$4,333,905
102,000	Walt Disney Co. (The)	3,289,500

		10,327,494

	Oil, Gas & Consumable Fuels — 6.1%
36,000	Apache Corp.	3,714,120
217,000	Williams Cos., Inc.	4,574,360

		8,288,480

	Pharmaceuticals — 2.0%
24,500	Abbott Laboratories	1,322,755
21,500	Johnson & Johnson	1,384,815

		2,707,570

	Road & Rail — 2.5%
53,000	Union Pacific Corp.	3,386,700

	Semiconductors & Semiconductor Equipment — 9.9%
272,000	Applied Materials, Inc.	3,791,680
400,600	Intel Corp.	8,172,240
54,000	Texas Instruments, Inc.	1,407,240

		13,371,160

	Software — 1.7%
74,500	Microsoft Corp.	2,271,505

	Specialty Retail — 2.4%
81,400	Best Buy Co., Inc.	3,212,044

	Textiles, Apparel & Luxury Goods — 0.7%
14,500	NIKE, Inc., Class B	958,015

	Total Common Stocks (Identified Cost $131,472,487)	124,652,584

Principal Amount
Short-Term Investments — 8.4%
$11,478,360	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009 at 0.000% to be repurchased at $11,478,360 on 1/04/2010, collateralized by $11,640,000 Federal National Mortgage Association, 3.000% due 5/12/2014 valued at $11,712,750 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,478,360)	11,478,360

	Total Investments — 100.2% (Identified Cost $142,950,847)(a)	136,130,944
	Other assets less liabilities — (0.2)%	(298,404)

	Net Assets — 100.0%	$135,832,540

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2009, the net unrealized depreciation on investments based on a cost of $144,230,459 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$711,665
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,811,180)

	Net unrealized depreciation	$(8,099,515)

(b)	Non-income producing security.

See accompanying notes to financial statements.

HARRIS ASSOCIATES LARGE CAP VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Industry Summary at December 31, 2009 (Unaudited)

Hotels, Restaurants & Leisure	10.7%
Semiconductors & Semiconductor Equipment	9.9
Media	7.6
Capital Markets	6.9
Machinery	6.4
Oil, Gas & Consumable Fuels	6.1
Computers & Peripherals	5.7
Food & Staples Retailing	5.5
Diversified Financial Services	4.7
Consumer Finance	4.0
Health Care Equipment & Supplies	3.9
Aerospace & Defense	3.9
Road & Rail	2.5
Specialty Retail	2.4
Pharmaceuticals	2.0
Other Investments, less than 2% each	9.6
Short-Term Investments	8.4

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

VAUGHAN NELSON SMALL CAP VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2009

Shares	Description	Value (†)

Common Stocks — 97.4% of Net Assets
	Aerospace & Defense — 1.5%
331,125	Hexcel Corp.(b)	$4,298,003
104,100	TransDigm Group, Inc.	4,943,709

		9,241,712

	Auto Components — 1.0%
143,200	Autoliv, Inc.	6,209,152

	Capital Markets — 4.3%
746,925	Apollo Investment Corp.	7,118,195
240,975	Ares Capital Corp.	3,000,139
3,138,250	E*TRADE Financial Corp.(b)	5,491,937
382,325	Fifth Street Finance Corp.	4,106,171
928,400	MF Global Ltd.(b)	6,452,380

		26,168,822

	Chemicals — 4.5%
201,750	Airgas, Inc.	9,603,300
245,325	Scotts Miracle-Gro Co. (The), Class A	9,643,726
302,600	Sensient Technologies Corp.	7,958,380

		27,205,406

	Commercial Banks — 4.9%
337,625	BancorpSouth, Inc.	7,920,682
237,475	Danvers Bancorp, Inc.	3,084,800
357,455	FirstMerit Corp.	7,199,144
277,300	Prosperity Bancshares, Inc.	11,222,331

		29,426,957

	Commercial Services & Supplies — 2.7%
493,652	Waste Connections, Inc.(b)	16,458,358

	Computers & Peripherals — 1.4%
442,150	QLogic Corp.(b)	8,343,371

	Consumer Finance — 1.2%
321,825	First Cash Financial Services, Inc.(b)	7,141,297

	Containers & Packaging — 1.7%
447,075	Packaging Corp. of America	10,287,196

	Diversified Consumer Services — 1.3%
510,225	Regis Corp.	7,944,203

	Electrical Equipment — 3.4%
102,100	A.O. Smith Corp.	4,430,119
239,525	General Cable Corp.(b)	7,046,826
570,375	GrafTech International Ltd.(b)	8,869,331

		20,346,276

	Energy Equipment & Services — 3.8%
823,325	Key Energy Services, Inc.(b)	7,237,027
201,775	Oil States International, Inc.(b)	7,927,740
147,250	Unit Corp.(b)	6,258,125
1,109,342	Vantage Drilling Co.(b)	1,786,040

		23,208,932

	Food & Staples Retailing — 1.3%
245,150	BJ’s Wholesale Club, Inc.(b)	8,018,857

	Health Care Equipment & Supplies — 2.3%
181,125	Teleflex, Inc.	9,760,826
102,050	West Pharmaceutical Services, Inc.	4,000,360

		13,761,186

	Health Care Providers & Services — 3.6%
169,450	MEDNAX, Inc.(b)	10,185,639

Shares	Description	Value (†)

	Health Care Providers & Services — continued
407,000	Patterson Cos., Inc.(b)	$11,387,860

		21,573,499

	Hotels, Restaurants & Leisure — 1.3%
272,350	International Speedway Corp., Class A	7,748,358

	Insurance — 7.6%
227,025	Aspen Insurance Holdings Ltd.	5,777,786
332,450	Assured Guaranty Ltd.	7,234,112
1,098,675	Conseco, Inc.(b)	5,493,375
285,675	Hanover Insurance Group, Inc. (The)	12,692,540
468,337	HCC Insurance Holdings, Inc.	13,099,386
57,909	Validus Holdings Ltd.	1,560,069

		45,857,268

	IT Services — 2.0%
178,975	CACI International, Inc., Class A(b)	8,742,929
188,625	SRA International, Inc., Class A(b)	3,602,737

		12,345,666

	Machinery — 8.5%
513,625	Actuant Corp., Class A	9,517,471
109,325	Bucyrus International, Inc.	6,162,650
189,150	Kaydon Corp.	6,764,004
206,375	Lincoln Electric Holdings, Inc.	11,032,807
68,675	Lindsay Corp.	2,736,699
75,225	Nordson Corp.	4,602,266
260,450	Robbins & Myers, Inc.	6,125,784
57,925	Valmont Industries, Inc.	4,544,216

		51,485,897

	Media — 2.5%
190,125	John Wiley & Sons, Inc., Class A	7,962,435
491,075	Regal Entertainment Group, Class A	7,091,123

		15,053,558

	Metals & Mining — 2.4%
682,475	Thompson Creek Metals Co., Inc.(b)	7,998,607
87,975	Walter Energy, Inc.	6,625,397

		14,624,004

	Oil, Gas & Consumable Fuels — 3.6%
195,750	Arena Resources, Inc.(b)	8,440,740
191,950	Concho Resources, Inc.(b)	8,618,555
330,850	GMX Resources, Inc.(b)	4,545,879

		21,605,174

	Paper & Forest Products — 0.4%
378,950	Louisiana-Pacific Corp.(b)	2,645,071

	Professional Services — 2.0%
253,800	Watson Wyatt Worldwide, Inc., Class A	12,060,576

	Real Estate Management & Development — 1.1%
109,425	Jones Lang LaSalle, Inc.	6,609,270

	REITs — 3.3%
1,618,975	Chimera Investment Corp.	6,281,623
454,275	DiamondRock Hospitality Co.	3,847,709
189,600	LaSalle Hotel Properties	4,025,208
771,400	MFA Financial, Inc.	5,669,790

		19,824,330

	Road & Rail — 1.0%
154,525	Landstar System, Inc.	5,990,934

See accompanying notes to financial statements.

VAUGHAN NELSON SMALL CAP VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value (†)

	Semiconductors & Semiconductor Equipment — 3.6%
478,575	Skyworks Solutions, Inc.(b)	$6,790,979
990,025	TriQuint Semiconductor, Inc.(b)	5,940,150
248,050	Varian Semiconductor Equipment Associates, Inc.(b)	8,900,034

		21,631,163

	Software — 6.8%
321,265	MICROS Systems, Inc.(b)	9,968,853
350,125	Nice Systems Ltd., Sponsored ADR(b)	10,867,880
394,100	Sybase, Inc.(b)	17,103,940
179,850	Tyler Technologies, Inc.(b)	3,580,813

		41,521,486

	Specialty Retail — 3.0%
318,790	Aaron Rents, Inc.	8,840,047
211,550	Gymboree Corp. (The)(b)	9,200,309

		18,040,356

	Textiles, Apparel & Luxury Goods — 4.7%
408,175	Hanesbrands, Inc.(b)	9,841,099
260,325	Phillips-Van Heusen Corp.	10,590,021
296,025	Wolverine World Wide, Inc.	8,057,801

		28,488,921

	Thrifts & Mortgage Finance — 2.9%
391,506	Northwest Bancshares, Inc.	4,431,851
77,650	Territorial Bancorp, Inc.(b)	1,401,583
148,250	United Financial Bancorp, Inc.	1,943,557
514,475	Washington Federal, Inc.	9,949,946

		17,726,937

	Wireless Telecommunication Services — 1.8%
634,550	Syniverse Holdings, Inc.(b)	11,091,934

	Total Common Stocks (Identified Cost $482,372,545)	589,686,127

Principal Amount
Short-Term Investments — 2.1%
$12,928,908	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009 at 0.000% to be repurchased at $12,928,908 on 1/04/2010, collateralized by $13,110,000 Federal National Mortgage Association, 3.000%, due 5/12/2014 valued at $13,191,938 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $12,928,908)	12,928,908

	Total Investments — 99.5% (Identified Cost $495,301,453)(a)	602,615,035
	Other assets less liabilities—0.5%	3,117,418

	Net Assets — 100.0%	$605,732,453

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2009, the net unrealized appreciation on investments based on a cost of $500,753,582 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$105,781,961
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,920,508)

	Net unrealized appreciation	$101,861,453

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2009 (Unaudited)

Machinery	8.5%
Insurance	7.6
Software	6.8
Commercial Banks	4.9
Textiles, Apparel & Luxury Goods	4.7
Chemicals	4.5
Capital Markets	4.3
Energy Equipment & Services	3.8
Semiconductors & Semiconductor Equipment	3.6
Oil, Gas & Consumable Fuels	3.6
Health Care Providers & Services	3.6
Electrical Equipment	3.4
REITs	3.3
Specialty Retail	3.0
Thrifts & Mortgage Finance	2.9
Commercial Services & Supplies	2.7
Media	2.5
Metals & Mining	2.4
Health Care Equipment & Supplies	2.3
IT Services	2.0
Professional Services	2.0
Other Investments, less than 2% each	15.0
Short-Term Investments	2.1

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

VAUGHAN NELSON VALUE OPPORTUNITY FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2009

Shares	Description	Value (†)

Common Stocks — 94.8% of Net Assets
	Aerospace & Defense — 1.1%
1,600	Alliant Techsystems, Inc.(b)	$141,232

	Capital Markets — 5.1%
24,275	Apollo Investment Corp.	231,341
30,625	MF Global Ltd.(b)	212,844
10,125	TD Ameritrade Holding Corp.(b)	196,222

		640,407

	Chemicals — 6.8%
3,375	Albemarle Corp.	122,749
9,175	Cabot Corp.	240,660
8,850	Celanese Corp., Series A	284,085
925	Cytec Industries, Inc.	33,688
3,225	FMC Corp.	179,826

		861,008

	Commercial Banks — 3.2%
25,150	Fifth Third Bancorp	245,212
3,925	Prosperity Bancshares, Inc.	158,845

		404,057

	Commercial Services & Supplies — 4.9%
6,425	Avery Dennison Corp.	234,448
9,675	R. R. Donnelley & Sons Co.	215,462
5,075	Waste Connections, Inc.(b)	169,201

		619,111

	Communications Equipment — 1.7%
8,275	CommScope, Inc.(b)	219,536

	Computers & Peripherals — 2.7%
3,675	QLogic Corp.(b)	69,347
15,200	Seagate Technology	276,488

		345,835

	Consumer Finance — 1.6%
13,625	Discover Financial Services	200,424

	Containers & Packaging — 3.8%
11,325	Owens-Illinois, Inc.(b)	372,253
4,577	Pactiv Corp.(b)	110,489

		482,742

	Diversified Consumer Services — 0.7%
4,025	H&R Block, Inc.	91,046

	Electrical Equipment — 0.8%
3,400	General Cable Corp.(b)	100,028

	Electronic Equipment, Instruments & Components — 2.0%
26,500	Flextronics International Ltd.(b)	193,715
2,900	Molex, Inc.	62,495

		256,210

	Energy Equipment & Services — 2.2%
3,800	Dresser-Rand Group, Inc.(b)	120,118
6,725	Superior Energy Services, Inc.(b)	163,350

		283,468

	Food Products — 2.6%
5,175	ConAgra Foods, Inc.	119,284
3,475	Ralcorp Holdings, Inc.(b)	207,492

		326,776

Shares	Description	Value (†)

	Health Care Equipment & Supplies — 3.8%
1,125	Becton, Dickinson and Co.	$88,717
825	C.R. Bard, Inc.	64,268
1,000	Teleflex, Inc.	53,890
4,600	Zimmer Holdings, Inc.(b)	271,906

		478,781

	Health Care Providers & Services — 1.8%
3,825	DaVita, Inc.(b)	224,681

	Hotels, Restaurants & Leisure — 2.0%
4,175	Darden Restaurants, Inc.	146,417
22,586	Wendy’s/Arby’s Group, Inc., Class A	105,929

		252,346

	Household Durables — 1.5%
6,300	Jarden Corp.	194,733

	Household Products — 1.3%
2,650	Energizer Holdings, Inc.(b)	162,392

	Independent Power Producers & Energy Traders — 0.9%
10,525	Calpine Corp.(b)	115,775

	Industrial Conglomerates — 0.6%
3,000	McDermott International, Inc.(b)	72,030

	Insurance — 7.6%
3,200	ACE Ltd.(b)	161,280
2,750	Assured Guaranty Ltd.	59,840
2,850	Reinsurance Group of America, Inc.	135,802
3,281	Validus Holdings Ltd.	88,398
6,975	Willis Group Holdings Ltd.	184,000
18,375	XL Capital Ltd., Class A	336,814

		966,134

	IT Services — 1.9%
8,450	Amdocs Ltd.(b)	241,079

	Leisure Equipment & Products — 1.0%
5,975	Mattel, Inc.	119,381

	Life Sciences Tools & Services — 2.2%
825	Mettler-Toledo International, Inc.(b)	86,617
4,050	Thermo Fisher Scientific, Inc.(b)	193,144

		279,761

	Machinery — 2.9%
10,000	Actuant Corp., Class A	185,300
1,450	Lincoln Electric Holdings, Inc.	77,517
1,875	SPX Corp.	102,562

		365,379

	Marine — 0.5%
1,725	Kirby Corp.(b)	60,082

	Media — 1.7%
5,350	Omnicom Group, Inc.	209,453

	Metals & Mining — 0.9%
9,375	Thompson Creek Metals Co., Inc.(b)	109,875

	Oil, Gas & Consumable Fuels — 4.7%
8,850	Petrohawk Energy Corp.(b)	212,311
3,725	Range Resources Corp.	185,691
21,150	SandRidge Energy, Inc.(b)	199,445

		597,447

	Paper & Forest Products — 0.9%
2,550	Weyerhaeuser Co.	110,007

See accompanying notes to financial statements.

VAUGHAN NELSON VALUE OPPORTUNITY FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value (†)

	REITs — 5.2%
16,200	Annaly Capital Management, Inc.	$281,070
7,500	DiamondRock Hospitality Co.	63,525
10,548	Host Hotels & Resorts, Inc.(b)	123,095
8,675	LaSalle Hotel Properties	184,170

		651,860

	Road & Rail — 0.5%
1,225	CSX Corp.	59,400

	Semiconductors & Semiconductor Equipment — 0.3%
1,050	Varian Semiconductor Equipment Associates, Inc.(b)	37,674

	Software — 3.9%
5,850	Nice Systems Ltd., Sponsored ADR(b)	181,584
20,275	Nuance Communications, Inc.(b)	315,073

		496,657

	Specialty Retail — 3.7%
3,375	Best Buy Co., Inc.	133,178
9,075	GameStop Corp., Class A(b)	199,105
3,225	Gymboree Corp. (The)(b)	140,255

		472,538

	Textiles, Apparel & Luxury Goods — 2.3%
3,400	Phillips-Van Heusen Corp.	138,312
2,100	VF Corp.	153,804

		292,116

	Thrifts & Mortgage Finance — 1.9%
9,900	New York Community Bancorp, Inc.	143,649
5,450	People’s United Financial, Inc.	91,015

		234,664

	Wireless Telecommunication Services — 1.6%
11,700	Syniverse Holdings, Inc.(b)	204,516

	Total Common Stocks (Identified Cost $11,378,408)	11,980,641

Principal Amount
Short-Term Investments — 4.1%
$522,628	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009 at 0.000% to be repurchased at $522,628 on 1/04/2010, collateralized by $515,000 Federal Home Loan Bank, 4.375% due 9/17/2010 valued at $535,755 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $522,628)	522,628

	Total Investments — 98.9% (Identified Cost $11,901,036)(a)	12,503,269
	Other assets less liabilities—1.1%	136,977

	Net Assets — 100.0%	$12,640,246

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2009, the net unrealized appreciation on investments based on a cost of $11,913,463 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$727,043
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(137,237)

	Net unrealized appreciation	$589,806

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2009 (Unaudited)

Insurance	7.6%
Chemicals	6.8
REITs	5.2
Capital Markets	5.1
Commercial Services & Supplies	4.9
Oil, Gas & Consumable Fuels	4.7
Software	3.9
Containers & Packaging	3.8
Health Care Equipment & Supplies	3.8
Specialty Retail	3.7
Commercial Banks	3.2
Machinery	2.9
Computers & Peripherals	2.7
Food Products	2.6
Textiles, Apparel & Luxury Goods	2.3
Energy Equipment & Services	2.2
Life Sciences Tools & Services	2.2
Electronic Equipment, Instruments & Components	2.0
Hotels, Restaurants & Leisure	2.0
Other Investments, less than 2% each	23.2
Short-Term Investments	4.1

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2009

Shares	Description	Value (†)

Common Stocks — 96.8% of Net Assets
	Aerospace & Defense — 2.0%
60,200	Boeing Co. (The)	$3,258,626
14,600	General Dynamics Corp.	995,282
67,871	GeoEye, Inc.(b)	1,892,243
9,639	Precision Castparts Corp.	1,063,664

		7,209,815

	Air Freight & Logistics — 0.8%
11,700	C.H. Robinson Worldwide, Inc.	687,141
10,000	FedEx Corp.	834,500
22,000	United Parcel Service, Inc., Class B	1,262,140

		2,783,781

	Airlines — 0.3%
105,350	Delta Air Lines, Inc.(b)	1,198,883

	Beverages — 0.5%
29,450	Coca-Cola Co. (The)	1,678,650

	Biotechnology — 1.1%
22,008	Alexion Pharmaceuticals, Inc.(b)	1,074,430
22,050	Amgen, Inc.(b)	1,247,368
23,846	Human Genome Sciences, Inc.(b)	729,688
18,135	Vertex Pharmaceuticals, Inc.(b)	777,085

		3,828,571

	Building Products — 0.3%
28,674	Armstrong World Industries, Inc.(b)	1,116,279

	Capital Markets — 3.6%
15,170	Affiliated Managers Group, Inc.(b)	1,021,699
143,500	Bank of New York Mellon Corp.	4,013,695
33,100	Franklin Resources, Inc.	3,487,085
30,348	Legg Mason, Inc.	915,296
23,850	Morgan Stanley	705,960
64,558	Raymond James Financial, Inc.	1,534,544
21,136	T Rowe Price Group, Inc.	1,125,492

		12,803,771

	Chemicals — 1.0%
11,500	Ecolab, Inc.	512,670
22,179	Intrepid Potash, Inc.(b)	646,962
18,400	Monsanto Co.	1,504,200
41,430	Quaker Chemical Corp.	855,115

		3,518,947

	Commercial Banks — 0.9%
33,334	Commerce Bancshares, Inc.	1,290,693
83,616	First Horizon National Corp.(b)	1,120,459
34,100	Wells Fargo & Co.	920,359

		3,331,511

	Commercial Services & Supplies — 0.3%
12,242	Brink’s Co. (The)	297,971
41,433	Rollins, Inc.	798,828

		1,096,799

	Communications Equipment — 2.6%
103,467	Brocade Communications Systems, Inc.(b)	789,453
55,050	Cisco Systems, Inc.(b)	1,317,897
51,261	CommScope, Inc.(b)	1,359,955
23,325	Comtech Telecommunications Corp.(b)	817,541
33,336	F5 Networks, Inc.(b)	1,766,141
54,850	Palm, Inc.(b)	550,694
51,350	QUALCOMM, Inc.	2,375,451

		8,977,132

Shares	Description	Value (†)

	Computers & Peripherals — 4.8%
15,000	Apple, Inc.(b)	$3,162,900
33,800	EMC Corp.(b)	590,486
159,050	Hewlett-Packard Co.	8,192,665
77,470	NetApp, Inc.(b)	2,664,193
35,550	Seagate Technology	646,655
49,598	Teradata Corp.(b)	1,558,865

		16,815,764

	Construction & Engineering — 0.3%
9,975	Michael Baker Corp.(b)	412,965
26,261	Orion Marine Group, Inc.(b)	553,057

		966,022

	Consumer Finance — 1.3%
51,300	American Express Co.	2,078,676
157,950	Discover Financial Services	2,323,445

		4,402,121

	Diversified Consumer Services — 0.2%
9,915	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	749,673

	Diversified Financial Services — 2.2%
5,000	CME Group, Inc.	1,679,750
108,800	JPMorgan Chase & Co.	4,533,696
92,953	PHH Corp.(b)	1,497,473

		7,710,919

	Electric Utilities — 0.3%
37,607	DPL, Inc.	1,037,953

	Electrical Equipment — 0.5%
34,700	Rockwell Automation, Inc.	1,630,206

	Electronic Equipment, Instruments & Components — 0.5%
35,808	Amphenol Corp., Class A	1,653,613

	Energy Equipment & Services — 1.4%
21,880	Dril-Quip, Inc.(b)	1,235,783
67,451	Nabors Industries Ltd.(b)	1,476,502
30,400	National-Oilwell Varco, Inc.	1,340,336
6,300	Schlumberger Ltd.	410,067
7,050	Transocean Ltd.(b)	583,740

		5,046,428

	Food & Staples Retailing — 2.3%
117,400	Kroger Co. (The)	2,410,222
122,100	Safeway, Inc.	2,599,509
29,126	Spartan Stores, Inc.	416,211
33,000	Wal-Mart Stores, Inc.	1,763,850
27,700	Walgreen Co.	1,017,144

		8,206,936

	Food Products — 1.7%
38,722	Corn Products International, Inc.	1,131,844
20,400	General Mills, Inc.	1,444,524
20,567	Green Mountain Coffee Roasters, Inc.(b)	1,675,593
30,434	J.M. Smucker Co. (The)	1,879,300

		6,131,261

	Gas Utilities — 1.9%
18,814	Oneok, Inc.	838,540
65,279	Questar Corp.	2,713,648
129,512	UGI Corp.	3,132,895

		6,685,083

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value (†)

	Health Care Equipment & Supplies — 4.0%
44,600	Baxter International, Inc.	$2,617,128
50,736	CareFusion Corp.(b)	1,268,907
35,828	DENTSPLY International, Inc.	1,260,071
25,687	Haemonetics Corp.(b)	1,416,638
42,281	Hospira, Inc.(b)	2,156,331
3,997	Intuitive Surgical, Inc.(b)	1,212,370
37,900	Medtronic, Inc.	1,666,842
23,291	Teleflex, Inc.	1,255,152
19,900	Zimmer Holdings, Inc.(b)	1,176,289

		14,029,728

	Health Care Providers & Services — 1.8%
30,993	Catalyst Health Solutions, Inc.(b)	1,130,315
20,797	CorVel Corp.(b)	697,531
14,250	Express Scripts, Inc.(b)	1,231,912
26,066	HMS Holdings Corp.(b)	1,269,154
16,750	Medco Health Solutions, Inc.(b)	1,070,492
12,660	MEDNAX, Inc.(b)	760,993
5,850	WellPoint, Inc.(b)	340,997

		6,501,394

	Health Care Technology — 0.5%
21,018	Cerner Corp.(b)	1,732,724

	Hotels, Restaurants & Leisure — 5.9%
169,000	Carnival Corp.(b)	5,355,610
49,968	CEC Entertainment, Inc.(b)	1,594,979
18,970	Ctrip.com International Ltd., ADR(b)	1,363,184
106,438	Interval Leisure Group, Inc.(b)	1,327,282
23,300	Las Vegas Sands Corp.(b)	348,102
116,766	Marriott International, Inc., Class A	3,181,874
17,000	McDonald’s Corp.	1,061,480
179,919	O’Charleys, Inc.(b)	1,178,469
21,922	Penn National Gaming, Inc.(b)	595,840
31,950	Starbucks Corp.(b)	736,767
73,000	Starwood Hotels & Resorts Worldwide, Inc.	2,669,610
65,094	Wyndham Worldwide Corp.	1,312,946

		20,726,143

	Household Durables — 0.9%
34,284	Gafisa SA, ADR	1,109,430
102,312	Leggett & Platt, Inc.	2,087,165

		3,196,595

	Household Products — 1.0%
8,468	Church & Dwight Co., Inc.	511,891
14,000	Colgate-Palmolive Co.	1,150,100
33,050	Procter & Gamble Co.	2,003,821

		3,665,812

	Independent Power Producers & Energy Traders — 0.1%
11,924	NRG Energy, Inc.(b)	281,526

	Industrial Conglomerates — 0.4%
18,000	3M Co.	1,488,060

	Insurance — 0.6%
6,672	Fidelity National Financial, Inc., Class A	89,805
17,550	MetLife, Inc.	620,392
57,198	W.R. Berkley Corp.	1,409,359

		2,119,556

	Internet & Catalog Retail — 1.7%
11,800	Amazon.com, Inc.(b)	1,587,336
71,497	HSN, Inc.(b)	1,443,524

Shares	Description	Value (†)

	Internet & Catalog Retail — continued
11,180	Priceline.com, Inc.(b)(c)	$2,442,830
42,076	Ticketmaster Entertainment, Inc.(b)	514,169

		5,987,859

	Internet Software & Services — 3.7%
41,884	Akamai Technologies, Inc.(b)	1,060,922
52,991	AOL, Inc.(b)	1,233,630
4,581	Baidu, Inc., Sponsored ADR(b)	1,883,845
5,300	Google, Inc., Class A(b)	3,285,894
36,241	GSI Commerce, Inc.(b)	920,159
20,839	IAC/InterActiveCorp(b)	426,783
19,178	MercadoLibre, Inc.(b)	994,763
59,998	Rackspace Hosting, Inc.(b)	1,250,958
23,132	Sina Corp.(b)	1,045,104
18,416	VistaPrint NV(b)	1,043,450

		13,145,508

	IT Services — 2.8%
21,381	Alliance Data Systems Corp.(b)	1,380,999
102,849	Broadridge Financial Solutions, Inc.	2,320,273
37,677	Cognizant Technology Solutions Corp., Class A(b)	1,706,768
52,455	Fidelity National Information Services, Inc.	1,229,545
40,771	Lender Processing Services, Inc.	1,657,749
44,302	Wright Express Corp.(b)	1,411,462

		9,706,796

	Life Sciences Tools & Services — 1.4%
8,000	Covance, Inc.(b)	436,560
44,804	Life Technologies Corp.(b)	2,340,113
13,487	Mettler-Toledo International, Inc.(b)	1,416,000
26,706	Pharmaceutical Product Development, Inc.	625,989

		4,818,662

	Machinery — 4.9%
79,633	Actuant Corp., Class A	1,475,599
28,664	Bucyrus International, Inc.	1,615,790
63,100	Caterpillar, Inc.	3,596,069
37,269	Cummins, Inc.	1,709,156
22,600	Danaher Corp.	1,699,520
70,600	Illinois Tool Works, Inc.	3,388,094
75,950	John Bean Technologies Corp.	1,291,909
37,377	Kadant, Inc.(b)	596,537
9,235	Middleby Corp. (The)(b)	452,700
24,700	PACCAR, Inc.	895,869
12,058	SPX Corp.	659,573

		17,380,816

	Marine — 0.2%
24,958	Kirby Corp.(b)	869,287

	Media — 3.6%
56,700	CBS Corp., Class B	796,635
69,250	Comcast Corp., Class A	1,167,555
134,300	Comcast Corp., Special Class A	2,150,143
34,949	Discovery Communications, Inc., Class A(b)	1,071,886
117,275	E.W. Scripps Co. (The), Class A(b)	816,234
45,399	Focus Media Holding Ltd., ADR(b)	719,574
88,500	Omnicom Group, Inc.	3,464,775
81,700	Walt Disney Co. (The)	2,634,825

		12,821,627

	Metals & Mining — 2.8%
4,650	Agnico-Eagle Mines Ltd.	251,100
27,279	Freeport-McMoRan Copper & Gold, Inc.(b)	2,190,231

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value (†)

	Metals & Mining — continued
51,072	Reliance Steel & Aluminum Co.	$2,207,332
46,280	Teck Resources Ltd., Class B(b)	1,618,411
31,789	United States Steel Corp.	1,752,210
26,273	Walter Energy, Inc.	1,978,620

		9,997,904

	Multi Utilities — 0.1%
21,684	MDU Resources Group, Inc.	511,742

	Multiline Retail — 1.1%
58,034	Big Lots, Inc.(b)	1,681,825
26,200	J.C. Penney Co., Inc.	697,182
26,800	Kohl’s Corp.(b)	1,445,324

		3,824,331

	Oil, Gas & Consumable Fuels — 4.0%
10,000	Anadarko Petroleum Corp.	624,200
29,000	Apache Corp.	2,991,930
39,633	Cloud Peak Energy, Inc(b)	577,056
33,285	Concho Resources, Inc.(b)	1,494,496
37,073	Delek US Holdings, Inc.	252,467
6,500	EOG Resources, Inc.	632,450
69,211	EXCO Resources, Inc.	1,469,350
61,556	Penn Virginia Corp.	1,310,527
41,650	Petrohawk Energy Corp.(b)	999,184
173,300	Williams Cos., Inc.	3,653,164

		14,004,824

	Paper & Forest Products — 0.7%
14,995	Clearwater Paper Corp.(b)	824,275
43,195	International Paper Co.	1,156,762
11,814	Weyerhaeuser Co.	509,656

		2,490,693

	Personal Products — 1.3%
14,065	Alberto-Culver Co.	411,964
23,600	Avon Products, Inc.	743,400
45,820	Mead Johnson Nutrition Co., Class A	2,002,334
29,605	NBTY, Inc.(b)	1,289,002

		4,446,700

	Pharmaceuticals — 2.3%
50,450	Abbott Laboratories	2,723,796
17,500	Johnson & Johnson	1,127,175
54,981	Perrigo Co.	2,190,443
79,600	Pfizer, Inc.	1,447,924
12,250	Teva Pharmaceutical Industries Ltd., Sponsored ADR	688,205

		8,177,543

	Professional Services — 0.8%
167,915	CBIZ, Inc.(b)	1,292,945
9,250	Manpower, Inc.	504,865
32,796	Verisk Analytics, Inc., Class A(b)	993,063

		2,790,873

	Real Estate Management & Development — 0.6%
93,536	Forestar Group, Inc.(b)	2,055,921

	REITs — 1.2%
143,998	Anworth Mortgage Asset Corp.	1,007,986
235,662	Chimera Investment Corp.	914,369
68,832	Potlatch Corp.	2,194,364

		4,116,719

Shares	Description	Value (†)

	Road & Rail — 1.0%
63,226	Celadon Group, Inc.(b)	$686,002
42,500	Union Pacific Corp.	2,715,750

		3,401,752

	Semiconductors & Semiconductor Equipment — 6.9%
217,600	Applied Materials, Inc.	3,033,344
21,650	Broadcom Corp., Class A(b)	680,893
30,047	Cree, Inc.(b)	1,693,749
321,300	Intel Corp.	6,554,520
54,037	Lam Research Corp.(b)	2,118,791
272,126	LSI Corp.(b)	1,635,477
66,850	Micron Technology, Inc.(b)	705,936
100,968	NVIDIA Corp.(b)	1,886,082
199,026	ON Semiconductor Corp.(b)	1,753,419
48,800	PMC-Sierra, Inc.(b)	422,608
43,400	Texas Instruments, Inc.	1,131,004
78,791	Varian Semiconductor Equipment Associates, Inc.(b)	2,827,021

		24,442,844

	Software — 3.7%
28,300	Check Point Software Technologies Ltd.(b)	958,804
18,893	Concur Technologies, Inc.(b)	807,676
30,066	McAfee, Inc.(b)	1,219,777
42,459	MICROS Systems, Inc.(b)	1,317,503
157,400	Microsoft Corp.	4,799,126
39,521	Salesforce.com, Inc.(b)	2,915,464
24,186	VMware, Inc., Class A(b)	1,025,003

		13,043,353

	Specialty Retail — 2.9%
65,300	Best Buy Co., Inc.	2,576,738
21,600	CarMax, Inc.(b)	523,800
33,293	Guess?, Inc.	1,408,294
22,600	Home Depot, Inc.	653,818
25,047	J. Crew Group, Inc.(b)	1,120,603
215,921	Sally Beauty Holdings, Inc.(b)	1,651,796
83,027	Sonic Automotive, Inc., Class A(b)	862,650
39,136	Urban Outfitters, Inc.(b)	1,369,368

		10,167,067

	Textiles, Apparel & Luxury Goods — 1.1%
52,202	Fossil, Inc.(b)	1,751,899
39,261	Lululemon Athletica, Inc.(b)	1,181,756
11,700	NIKE, Inc., Class B	773,019

		3,706,674

	Thrifts & Mortgage Finance — 0.5%
95,946	People’s United Financial, Inc.	1,602,298

	Tobacco — 0.3%
18,750	Philip Morris International, Inc.	903,563

	Water Utilities — 0.8%
118,409	American Water Works Co., Inc.	2,653,546

	Wireless Telecommunication Services — 0.4%
37,528	Crown Castle International Corp.(b)	1,465,093

	Total Common Stocks (Identified Cost $278,053,647)	340,855,651

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Principal Amount	Description	Value (†)

Short-Term Investments — 3.3%
$11,713,636	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009 at 0.000% to be repurchased at $11,713,636 on 1/04/2010, collateralized by $11,880,000 Federal National Mortgage Association, 3.000% due 5/12/2014 valued at $11,954,250 including accrued interest, (Note 2 of Notes to Financial Statements) (Identified Cost $11,713,636)	$11,713,636

	Total Investments — 100.1% (Identified Cost $289,767,283)(a)	352,569,287
	Other assets less liabilities — (0.1)%	(412,714)

	Net Assets — 100.0%	$352,156,573

Contracts
Call Options Written — (0.0%)
34	Priceline.com, Inc. expiring January 16, 2010 at 230 (Premiums Received $16,898)	$(5,695)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2009, the net unrealized appreciation on investments based on a cost of $293,396,501 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$65,803,512
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,630,726)

	Net unrealized appreciation	$59,172,786

(b)	Non-income producing security.
(c)	All or a portion of this security is held as collateral for outstanding call options.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2009 (Unaudited)

Semiconductors & Semiconductor Equipment	6.9%
Hotels, Restaurants & Leisure	5.9
Machinery	4.9
Computers & Peripherals	4.8
Health Care Equipment & Supplies	4.0
Oil, Gas & Consumable Fuels	4.0
Internet Software & Services	3.7
Software	3.7
Media	3.6
Capital Markets	3.6
Specialty Retail	2.9
Metals & Mining	2.8
IT Services	2.8
Communications Equipment	2.6
Food & Staples Retailing	2.3
Pharmaceuticals	2.3
Diversified Financial Services	2.2
Aerospace & Defense	2.0
Other Investments, less than 2% each	31.8
Short-Term Investments	3.3

Total Investments	100.1
Other assets less liabilities (including call options written)	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	CGM Advisor Targeted Equity Fund	Hansberger International Fund	Harris Associates Large Cap Value Fund

ASSETS
Investments at cost	$752,206,215	$95,065,982	$142,950,847
Net unrealized appreciation (depreciation)	255,338,987	11,397,153	(6,819,903)

Investments at value	1,007,545,202	106,463,135	136,130,944
Cash	4,216	—	124,500
Receivable for Fund shares sold	38,819,572	50,967	26,949
Receivable for securities sold	977,275	81,901	—
Receivable from investment advisor (Note 6)	—	—	921
Dividends and interest receivable	1,889,143	96,699	181,946
Tax reclaims receivable	—	43,764	—

TOTAL ASSETS	1,049,235,408	106,736,466	136,465,260

LIABILITIES
Options written, at value (premiums received $0, $0, $0, $0, $0 and $16,898) (Note 2)	—	—	—
Payable for securities purchased	—	86,018	—
Payable for Fund shares redeemed	1,442,942	49,691	122,998
Management fees payable (Note 6)	585,711	71,742	80,753
Deferred Trustees’ fees (Note 6)	608,336	112,053	317,397
Administrative fees payable (Note 6)	45,171	6,132	6,776
Other accounts payable and accrued expenses	226,970	115,119	104,796

TOTAL LIABILITIES	2,909,130	440,755	632,720

NET ASSETS	$1,046,326,278	$106,295,711	$135,832,540

NET ASSETS CONSIST OF:
Paid-in capital	$1,065,136,568	$116,203,494	$187,909,975
Distributions in excess of net investment income/Accumulated net investment (loss)	(583,320)	(172,342)	(175,584)
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	(273,565,957)	(21,137,231)	(45,081,948)
Net unrealized appreciation (depreciation) on investments, options written and foreign currency translations	255,338,987	11,401,790	(6,819,903)

NET ASSETS	$1,046,326,278	$106,295,711	$135,832,540

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$693,385,557	$83,182,899	$113,309,486

Shares of beneficial interest	72,647,715	5,252,549	9,010,223

Net asset value and redemption price per share	$9.54	$15.84	$12.58

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.12	$16.81	$13.35

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$12,401,222	$9,156,835	$7,864,496

Shares of beneficial interest	1,440,549	648,625	674,953

Net asset value and offering price per share	$8.61	$14.12	$11.65

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$75,098,228	$13,955,977	$7,208,475

Shares of beneficial interest	8,765,770	994,762	620,733

Net asset value and offering price per share	$8.57	$14.03	$11.61

Class Y shares:
Net assets	$265,441,271	$—	$7,450,083

Shares of beneficial interest	27,151,146	—	573,401

Net asset value, offering and redemption price per share	$9.78	$—	$12.99

See accompanying notes to financial statements.

Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Natixis U.S. Diversified Portfolio

$495,301,453	$11,901,036	$289,767,283
107,313,582	602,233	62,802,004

602,615,035	12,503,269	352,569,287
—	45	184,504
802,965	473,892	19,354
3,123,880	—	737,469
—	21,966	—
1,302,623	28,701	372,884
—	—	5,258

607,844,503	13,027,873	353,888,756

—	—	5,695
446,554	323,513	491,937
933,847	5,000	407,188
471,170	7,713	278,800
118,319	8,946	352,300
26,326	466	16,084
115,834	41,989	180,179

2,112,050	387,627	1,732,183

$605,732,453	$12,640,246	$352,156,573

$500,550,443	$11,991,778	$368,849,690
(118,321)	(6,384)	(352,300)
(2,013,251)	52,619	(79,154,024)
107,313,582	602,233	62,813,207

$605,732,453	$12,640,246	$352,156,573

$322,961,178	$3,644,722	$280,845,595

14,475,955	292,527	13,582,499

$22.31	$12.46	$20.68

$23.67	$13.22	$21.94

$10,630,281	$—	$37,405,675

529,930	—	2,095,398

$20.06	$—	$17.85

$39,237,812	$369,603	$28,580,273

1,954,991	29,833	1,600,257

$20.07	$12.39	$17.86

$232,903,182	$8,625,921	$5,325,030

10,364,863	690,750	239,108

$22.47	$12.49	$22.27

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2009

	CGM Advisor Targeted Equity Fund	Hansberger International Fund	Harris Associates Large Cap Value Fund

INVESTMENT INCOME
Dividends	$17,393,815	$2,313,122	$2,091,398 *
Interest	21,141	6,993	—
Less net foreign taxes withheld	(891,370)	(219,506)	—

	16,523,586	2,100,609	2,091,398

Expenses
Management fees (Note 6)	6,278,879	699,333	801,253
Service fees - Class A (Note 6)	1,622,811	168,356	235,057
Service and distribution fees - Class B (Note 6)	122,150	86,645	76,137
Service and distribution fees - Class C (Note 6)	646,657	114,098	62,182
Trustees’ fees and expenses (Note 6)	150,046	34,486	76,107
Administrative fees (Note 6)	456,211	43,587	57,146
Custodian fees and expenses	36,926	98,663	23,760
Transfer agent fees and expenses (Notes 6 and 7)	1,136,001	231,349	302,544
Audit and tax services fees	48,712	54,991	43,005
Legal fees	23,022	2,092	2,710
Shareholder reporting expenses	294,397	23,379	34,555
Registration fees	109,346	38,476	68,078
Fee/expense recovery (Note 6)	—	—	—
Federal excise taxes	—	—	—
Miscellaneous expenses	47,111	30,308	11,258

Total expenses	10,972,269	1,625,763	1,793,792
Less fee reduction and/or expense reimbursement (Note 6)	—	—	(218,554)

Net expenses	10,972,269	1,625,763	1,575,238

Net investment income (loss)	5,551,317	474,846	516,160

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(131,349,648)	(14,884,974)	(6,269,463)
Options written	—	—	—
Foreign currency transactions	—	(22,926)	—
Net change in unrealized appreciation (depreciation) on:
Investments	340,263,229	46,122,771	48,393,988
Options written	—	—	—
Foreign currency translations	—	3,411	—

Net realized and unrealized gain on investments, options written and foreign currency transactions	208,913,581	31,218,282	42,124,525

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$214,464,898	$31,693,128	$42,640,685

*	Includes a non-recurring dividend of $124,500 and $796,365 for Harris Associates Large Cap Value Fund and Vaughan Nelson Small Cap Value Fund, respectively.

See accompanying notes to financial statements.

Vaughan Nelson Small Cap Value Fund		Vaughan Nelson Value Opportunity Fund	Natixis U.S. Diversified Portfolio

$8,020,215	*	$75,645	$4,171,814
—		—	—
—		—	(13,819)

8,020,215		75,645	4,157,995

4,147,115		29,113	2,773,640
660,710		2,145	604,952
103,343		—	364,558
311,580		1,235	249,151
40,890		12,523	87,087
229,215		84,132	153,922
37,453		27,665	41,336
826,857		2,076	744,817
41,149		39,722	59,517
10,858		—	8,353
153,247		2,682	72,913
99,114		40,196	69,287
3,358		—	—
—		15	—
24,549		5,813	25,166

6,689,438		247,317	5,254,699
(112,856)		(202,087)	(490,433)

6,576,582		45,230	4,764,266

1,443,633		30,415	(606,271)

24,060,952		128,499	(41,569,059)
—		—	32,474
—		—	—

121,362,923		630,349	138,831,232
—		—	11,203
—		—	—

145,423,875		758,848	97,305,850

$146,867,508		$789,263	$96,699,579

STATEMENTS OF CHANGES IN NET ASSETS

	CGM Advisor Targeted Equity Fund		Hansberger International Fund		Harris Associates Large Cap Value Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

FROM OPERATIONS:
Net investment income (loss)	$5,551,317	$7,035,894	$474,846	$1,765,959	$516,160	$1,582,727
Net realized gain (loss) on investments, options written and foreign currency transactions	(131,349,648)	(136,074,566)	(14,907,900)	(4,234,378)	(6,269,463)	(1,298,191)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	340,263,229	(295,484,467)	46,126,182	(79,370,956)	48,393,988	(80,262,754)

Net increase (decrease) in net assets resulting from operations	214,464,898	(424,523,139)	31,693,128	(81,839,375)	42,640,685	(79,978,218)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,442,148)	(6,133,829)	(56,901)	(919,413)	(440,347)	(1,288,357)
Class B	—	(2,292)	—	(60,823)	(5,383)	(10,681)
Class C	(24,644)	(192,376)	—	(63,896)	(4,285)	(20,757)
Class Y	(2,130,058)	(454,082)	—	—	(42,386)	(120,564)
Net realized capital gain
Class A	—	(28,890,996)	—	(3,711,536)	—	—
Class B	—	(1,056,919)	—	(751,480)	—	—
Class C	—	(1,410,865)	—	(806,003)	—	—
Class Y	—	(858,144)	—	—	—	—
Distributions from paid-in capital
Class A	—	—	—	(518,560)	—	—
Class B	—	—	—	(50,417)	—	—
Class C	—	—	—	(90,663)	—	—

Total distributions	(5,596,850)	(38,999,503)	(56,901)	(6,972,791)	(492,401)	(1,440,359)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(76,443,252)	480,972,479	(6,383,119)	(15,168,231)	(12,340,877)	(36,406,022)

Redemption fees
Class A	—	13,396	—	590	—	—
Class B	—	466	—	126	—	—
Class C	—	544	—	119	—	—
Class Y	—	393	—	—	—	—

Total redemption fees	—	14,799	—	835	—	—

Increase from regulatory settlements (Note 8)	—	—	613,370	—	8,806	—

Net increase (decrease) in net assets	132,424,796	17,464,636	25,866,478	(103,979,562)	29,816,213	(117,824,599)
NET ASSETS
Beginning of the year	913,901,482	896,436,846	80,429,233	184,408,795	106,016,327	223,840,926

End of the year	$1,046,326,278	$913,901,482	$106,295,711	$80,429,233	$135,832,540	$106,016,327

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(583,320)	$(537,787)	$(172,342)	$(1,012,129)	$(175,584)	$(199,343)

(a)	From commencement of operations on October 31, 2008 through December 31, 2008.

See accompanying notes to financial statements.

Vaughan Nelson Small Cap Value Fund		Vaughan Nelson Value Opportunity Fund		Natixis U.S. Diversified Portfolio
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Period Ended December 31, 2008(a)	Year Ended December 31, 2009	Year Ended December 31, 2008

$1,443,633	$57,969	$30,415	$2,208	$(606,271)	$(493,172)

24,060,952	(25,891,396)	128,499	(7,409)	(41,536,585)	(36,639,757)

121,362,923	(26,217,431)	630,349	(28,116)	138,842,435	(180,753,728)

146,867,508	(52,050,858)	789,263	(33,317)	96,699,579	(217,886,657)

(570,459)	—	(9,290)	(41)	—	—
—	—	—	—	—	—
—	—	(7)	(83)	—	—
(994,314)	—	(27,753)	(2,545)	—	—

—	(132,974)	(19,482)	—	—	(6,529,055)
—	(28,303)	—	—	—	(1,841,998)
—	(29,715)	(1,919)	—	—	(822,792)
—	(7,146)	(47,246)	—	—	(205,525)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(1,564,773)	(198,138)	(105,697)	(2,669)	—	(9,399,370)

183,337,945	177,538,979	10,938,928	1,053,738	(43,650,516)	(63,750,494)

—	444	—	—	—	—
—	89	—	—	—	—
—	88	—	—	—	—
—	19	—	—	—	—

—	640	—	—	—	—

—	—	—	—	—	—

328,640,680	125,290,623	11,622,494	1,017,752	53,049,063	(291,036,521)

277,091,773	151,801,150	1,017,752	—	299,107,510	590,144,031

$605,732,453	$277,091,773	$12,640,246	$1,017,752	$352,156,573	$299,107,510

$(118,321)	$(71,114)	$(6,384)	$(73)	$(352,300)	$(309,678)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Total distributions(b)

CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2009	$7.66	$0.05	$1.88	$1.93	$(0.05)	$–	$(0.05)
12/31/2008	13.01	0.09	(4.94)	(4.85)	(0.06)	(0.44)	(0.50)
12/31/2007	10.70	0.05	3.54	3.59	(0.13)	(1.15)	(1.28)
12/31/2006	10.22	0.08	0.78	0.86	(0.07)	(0.31)	(0.38)
12/31/2005	9.05	0.07	1.12	1.19	(0.02)	–	(0.02)
Class B
12/31/2009	6.92	(0.01)	1.70	1.69	–	–	–
12/31/2008	11.81	(0.00)	(4.45)	(4.45)	(0.00)	(0.44)	(0.44)
12/31/2007	9.84	(0.04)	3.24	3.20	(0.08)	(1.15)	(1.23)
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)
12/31/2005	8.45	0.00	1.04	1.04	(0.01)	–	(0.01)
Class C
12/31/2009	6.89	(0.01)	1.69	1.68	(0.00)	–	(0.00)
12/31/2008	11.79	0.02	(4.46)	(4.44)	(0.02)	(0.44)	(0.46)
12/31/2007	9.84	(0.03)	3.22	3.19	(0.09)	(1.15)	(1.24)
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)
12/31/2005	8.45	0.00	1.04	1.04	(0.01)	–	(0.01)
Class Y
12/31/2009	7.84	0.06	1.96	2.02	(0.08)	–	(0.08)
12/31/2008	13.32	0.13	(5.09)	(4.96)	(0.08)	(0.44)	(0.52)
12/31/2007	10.93	0.09	3.61	3.70	(0.16)	(1.15)	(1.31)
12/31/2006	10.42	0.11	0.82	0.93	(0.11)	(0.31)	(0.42)
12/31/2005	9.23	0.10	1.14	1.24	(0.05)	–	(0.05)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

					Ratios to Average Net Assets:
Redemption fees(b)		Net asset value, end of the period	Total return (%)(c)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)	Gross expenses (%)(f)	Net investment income (loss) (%)(f)	Portfolio turnover rate (%)

$–		$9.54	25.19	$693,386	1.19	1.19	0.69	170
0.00	(g)	7.66	(38.36)	796,146	1.10	1.10	0.83	211
0.00		13.01	34.42	826,867	1.17	1.17	0.45	179
0.00		10.70	8.52	679,897	1.16	1.16	0.76	171
0.00		10.22	13.19	694,121	1.28	1.28	0.78	196

–		8.61	24.42	12,401	1.94	1.94	(0.11)	170
0.00	(g)	6.92	(38.90)	13,971	1.85	1.85	(0.03)	211
0.00		11.81	33.41	32,297	1.92	1.92	(0.34)	179
0.00		9.84	7.83	43,032	1.91	1.91	0.02	171
0.00		9.48	12.35	53,005	2.03	2.03	0.03	196

–		8.57	24.42	75,098	1.95	1.95	(0.14)	170
0.00	(g)	6.89	(38.85)	59,544	1.85	1.85	0.17	211
0.00		11.79	33.47	19,753	1.93	1.93	(0.24)	179
0.00		9.84	7.72	8,688	1.90	1.90	0.04	171
0.00		9.48	12.35	5,133	2.04	2.04	0.03	196

–		9.78	25.75	265,441	0.94	0.94	0.64	170
0.00	(g)	7.84	(38.28)	44,240	0.85	0.85	1.21	211
0.00		13.32	34.75	17,520	0.90	0.90	0.74	179
0.00		10.93	8.99	11,714	0.87	0.87	1.05	171
0.00		10.42	13.41	11,181	1.07	1.07	0.99	196

(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective June 2, 2008, redemption fees were eliminated.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:					Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss)(a)(b)		Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions

HANSBERGER INTERNATIONAL FUND
Class A
12/31/2009	$10.88	$0.09		$4.79		$4.88	$(0.01)	$—	$—	$(0.01)
12/31/2008	22.17	0.26		(10.63)		(10.37)	(0.15)	(0.68)	(0.09)	(0.92)
12/31/2007	21.50	0.18		3.29		3.47	(0.40)	(2.40)	—	(2.80)
12/31/2006	19.88	0.16		4.51		4.67	(0.35)	(2.70)	—	(3.05)
12/31/2005	17.12	0.11		2.65		2.76	—	—	—	—
Class B
12/31/2009	9.76	0.00		4.27		4.27	—	—	—	—
12/31/2008	19.88	0.12		(9.48)		(9.36)	(0.03)	(0.68)	(0.05)	(0.76)
12/31/2007	19.51	0.01		2.98		2.99	(0.22)	(2.40)	—	(2.62)
12/31/2006	18.27	0.01		4.11		4.12	(0.18)	(2.70)	—	(2.88)
12/31/2005	15.85	0.00		2.42		2.42	—	—	—	—
Class C
12/31/2009	9.70	(0.00)		4.24		4.24	—	—	—	—
12/31/2008	19.81	0.11		(9.43)		(9.32)	(0.03)	(0.68)	(0.08)	(0.79)
12/31/2007	19.48	0.01		2.97		2.98	(0.25)	(2.40)	—	(2.65)
12/31/2006	18.28	0.00		4.11		4.11	(0.21)	(2.70)	—	(2.91)
12/31/2005	15.86	(0.02)		2.44		2.42	—	—	—	—
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
12/31/2009	$8.77	$0.05	(h)	$3.81		$3.86	$(0.05)	$—	$—	$(0.05)
12/31/2008	14.97	0.13		(6.20)		(6.07)	(0.13)	—	—	(0.13)
12/31/2007	15.49	0.05		(0.48	)(i)	(0.43)	(0.09)	—	—	(0.09)
12/31/2006	13.33	0.06		2.13		2.19	(0.03)	—	—	(0.03)
12/31/2005	13.37	0.05		(0.08)		(0.03)	(0.01)	—	—	(0.01)
Class B
12/31/2009	8.16	(0.02	)(h)	3.52		3.50	(0.01)	—	—	(0.01)
12/31/2008	13.84	0.03		(5.70)		(5.67)	(0.01)	—	—	(0.01)
12/31/2007	14.39	(0.06)		(0.45	)(i)	(0.51)	(0.04)	—	—	(0.04)
12/31/2006	12.48	(0.04)		1.98		1.94	(0.03)	—	—	(0.03)
12/31/2005	12.62	(0.04)		(0.09)		(0.13)	(0.01)	—	—	(0.01)
Class C
12/31/2009	8.13	(0.02	)(h)	3.51		3.49	(0.01)	—	—	(0.01)
12/31/2008	13.82	0.03		(5.69)		(5.66)	(0.03)	—	—	(0.03)
12/31/2007	14.37	(0.06)		(0.45	)(i)	(0.51)	(0.04)	—	—	(0.04)
12/31/2006	12.46	(0.04)		1.98		1.94	(0.03)	—	—	(0.03)
12/31/2005	12.60	(0.04)		(0.09)		(0.13)	(0.01)	—	—	(0.01)
Class Y
12/31/2009	9.05	0.08	(h)	3.93		4.01	(0.07)	—	—	(0.07)
12/31/2008	15.47	0.19		(6.42)		(6.23)	(0.19)	—	—	(0.19)
12/31/2007	16.01	0.12		(0.51	)(i)	(0.39)	(0.15)	—	—	(0.15)
12/31/2006	13.72	0.12		2.20		2.32	(0.03)	—	—	(0.03)
12/31/2005	13.74	0.09		(0.10)		(0.01)	(0.01)	—	—	(0.01)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

						Ratios to Average Net Assets:

Increase from Regulatory Settlements(b)	Redemption fees(b)		Net asset value, end of the period	Total return (%)(c)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(f)		Net investment income (loss) (%)(f)	Portfolio turnover rate (%)

$0.09	$—		$15.84	45.82	$83,183	1.69		1.69		0.71	46
—	0.00	(g)	10.88	(47.63)	60,091	1.49		1.49		1.48	47
—	0.00		22.17	16.38	128,224	1.45		1.45		0.79	47
—	0.00		21.50	24.08	112,814	1.49		1.49		0.75	49
—	0.00		19.88	16.12	89,663	1.81		1.81		0.62	45

0.09	—		14.12	44.67	9,157	2.44		2.44		0.01	46
—	0.00	(g)	9.76	(48.03)	9,328	2.23		2.23		0.72	47
—	0.00		19.88	15.63	29,770	2.20		2.20		0.06	47
—	0.00		19.51	23.15	33,016	2.25		2.25		0.03	49
—	0.00		18.27	15.27	33,388	2.55		2.55		(0.02)	45

0.09	—		14.03	44.64	13,956	2.44		2.44		(0.03)	46
—	0.00	(g)	9.70	(48.00)	11,010	2.24		2.24		0.73	47
—	0.00		19.81	15.54	26,414	2.20		2.20		0.04	47
—	0.00		19.48	23.14	23,541	2.25		2.25		0.01	49
—	0.00		18.28	15.26	19,388	2.56		2.56		(0.11)	45

$0.00	$—		$12.58	44.03	$113,309	1.30		1.50		0.53	131
—	—		8.77	(40.45)	85,761	1.28		1.28		1.04	38
—	—		14.97	(2.94)	172,468	1.28	(j)(k)	1.28	(j)	0.35	30
—	—		15.49	16.50	195,714	1.30		1.30		0.44	23
—	—		13.33	(0.19)	188,763	1.30		1.46		0.40	39

0.00	—		11.65	42.88	7,864	2.05		2.25		(0.22)	131
—	—		8.16	(40.87)	8,191	2.03		2.04		0.25	38
—	—		13.84	(3.68)	23,916	2.04	(j)(k)	2.04	(j)	(0.44)	30
—	—		14.39	15.61	42,894	2.05		2.07		(0.33)	23
—	—		12.48	(0.99)	59,035	2.05		2.21		(0.35)	39

0.00	—		11.61	42.91	7,208	2.05		2.25		(0.22)	131
—	—		8.13	(40.90)	6,222	2.03		2.03		0.26	38
—	—		13.82	(3.69)	15,616	2.04	(j)(k)	2.04	(j)	(0.41)	30
—	—		14.37	15.64	18,089	2.05		2.06		(0.32)	23
—	—		12.46	(0.99)	20,308	2.05		2.21		(0.35)	39

0.00	—		12.99	44.39	7,450	1.05		1.12		0.77	131
—	—		9.05	(40.18)	5,842	0.84		0.84		1.47	38
—	—		15.47	(2.59)	11,840	0.91	(k)	0.91		0.72	30
—	—		16.01	16.97	14,057	0.91	(j)	0.91	(j)	0.82	23
—	—		13.72	(0.04)	14,226	1.05		1.09		0.65	39

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective June 2, 2008, redemption fees were eliminated.
(h)	Includes a non-recurring dividend of $0.01 per share.
(i)	Includes a litigation payment of $0.02 per share.
(j)	Includes fee/expense recovery of 0.00%, 0.02%, 0.01% and 0.04% for Class A, B, C and Y, respectively.
(k)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Total distributions

VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
12/31/2009	$17.42	$0.05	(g)	$4.88	$4.93	$(0.04)	$–	$(0.04)
12/31/2008	22.11	0.03		(4.69)	(4.66)	–	(0.03)	(0.03)
12/31/2007	20.90	(0.02)		1.23	1.21	–	–	–
12/31/2006	17.69	(0.05)		3.26	3.21	–	–	–
12/31/2005	16.07	(0.08)		1.70	1.62	–	–	–
Class B
12/31/2009	15.76	(0.09	)(g)	4.39	4.30	–	–	–
12/31/2008	20.15	(0.14)		(4.22)	(4.36)	–	(0.03)	(0.03)
12/31/2007	19.19	(0.17)		1.13	0.96	–	–	–
12/31/2006	16.36	(0.20)		3.03	2.83	–	–	–
12/31/2005	14.97	(0.19)		1.58	1.39	–	–	–
Class C
12/31/2009	15.76	(0.08	)(g)	4.39	4.31	–	–	–
12/31/2008	20.16	(0.13)		(4.24)	(4.37)	–	(0.03)	(0.03)
12/31/2007	19.19	(0.17)		1.14	0.97	–	–	–
12/31/2006	16.37	(0.19)		3.01	2.82	–	–	–
12/31/2005	14.98	(0.19)		1.58	1.39	–	–	–
Class Y
12/31/2009	17.55	0.12	(g)	4.90	5.02	(0.10)	–	(0.10)
12/31/2008	22.20	0.12		(4.74)	(4.62)	–	(0.03)	(0.03)
12/31/2007	20.91	0.04		1.25	1.29	–	–	–
12/31/2006(j)	19.02	0.02		1.87	1.89	–	–	–
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
12/31/2009	$9.60	$0.09		$2.88	$2.97	$(0.04)	$(0.07)	$(0.11)
12/31/2008(l)	10.00	0.03		(0.41)	(0.38)	(0.02)	–	(0.02)
Class C
12/31/2009	9.59	(0.02)		2.89	2.87	(0.00)	(0.07)	(0.07)
12/31/2008(l)	10.00	0.02		(0.41)	(0.39)	(0.02)	–	(0.02)
Class Y
12/31/2009	9.60	0.10		2.90	3.00	(0.04)	(0.07)	(0.11)
12/31/2008(l)	10.00	0.03		(0.40)	(0.37)	(0.03)	–	(0.03)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

					Ratios to Average Net Assets:

Redemption fees(b)		Net asset value, end of the period	Total return (%)(c)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(f)		Net investment income (loss) (%)(f)	Portfolio turnover rate (%)

$–		$22.31	28.30	$322,961	1.45		1.49		0.27	102
0.00	(h)	17.42	(21.11)	171,875	1.45		1.51		0.13	124
0.00		22.11	5.84	103,719	1.49		1.57		(0.11)	78
0.00		20.90	18.09	85,285	1.59		1.59		(0.28)	88
0.00		17.69	10.08	58,963	1.92		1.92		(0.47)	80

–		20.06	27.28	10,630	2.20		2.24		(0.56)	102
0.00	(h)	15.76	(21.67)	11,788	2.20		2.26		(0.78)	124
0.00		20.15	5.06	25,076	2.24		2.31		(0.84)	78
0.00		19.19	17.24	32,606	2.37		2.37		(1.10)	88
0.00		16.36	9.28	38,732	2.66		2.66		(1.24)	80

–		20.07	27.35	39,238	2.20		2.24		(0.48)	102
0.00	(h)	15.76	(21.71)	21,861	2.20		2.26		(0.68)	124
0.00		20.16	5.05	21,765	2.24		2.32		(0.85)	78
0.00		19.19	17.23	18,186	2.35		2.35		(1.04)	88
0.00		16.37	9.28	13,667	2.67		2.67		(1.23)	80

–		22.47	28.61	232,903	1.18	(i)	1.18	(i)	0.60	102
0.00	(h)	17.55	(20.81)	71,568	1.20		1.21		0.65	124
0.00		22.20	6.12	1,241	1.19	(k)	1.19	(k)	0.17	78
0.00		20.91	9.94	427	1.35		1.90		0.35	88

$–		$12.46	30.98	$3,645	1.40		5.24		0.79	45
–		9.60	(3.75)	16	1.40		39.61		1.92	12

–		12.39	30.01	370	2.15		8.54		(0.14)	45
–		9.59	(3.90)	41	2.15		40.36		1.62	12

–		12.49	31.37	8,626	1.15		7.22		0.90	45
–		9.60	(3.74)	960	1.15		38.91		1.41	12

(g)	Includes a non-recurring dividend of $0.03 per share.
(h)	Effective June 2, 2008, redemption fees were eliminated.
(i)	Includes fee/expense recovery of less than 0.01%.
(j)	From commencement of Class operations on August 31, 2006 through December 31, 2006.
(k)	Includes fee/expense recovery of 0.04%.
(l)	For the period October 31, 2008 (inception) through December 31, 2008.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized capital gains	Total distributions

NATIXIS U.S. DIVERSIFIED PORTFOLIO
Class A
12/31/2009	$15.16	$(0.01)		$5.53	$5.52	$–	$–
12/31/2008	25.76	0.02	(f)	(10.20)	(10.18)	(0.42)	(0.42)
12/31/2007	22.94	(0.06)		3.19	3.13	(0.31)	(0.31)
12/31/2006	20.17	0.04		2.73	2.77	–	–
12/31/2005	18.75	(0.11)		1.53	1.42	–	–
Class B
12/31/2009	13.19	(0.12)		4.78	4.66	–	–
12/31/2008	22.63	(0.13	)(f)	(8.89)	(9.02)	(0.42)	(0.42)
12/31/2007	20.33	(0.22)		2.83	2.61	(0.31)	(0.31)
12/31/2006	18.01	(0.11)		2.43	2.32	–	–
12/31/2005	16.87	(0.22)		1.36	1.14	–	–
Class C
12/31/2009	13.19	(0.12)		4.79	4.67	–	–
12/31/2008	22.65	(0.13	)(f)	(8.91)	(9.04)	(0.42)	(0.42)
12/31/2007	20.36	(0.22)		2.82	2.60	(0.31)	(0.31)
12/31/2006	18.03	(0.11)		2.44	2.33	–	–
12/31/2005	16.89	(0.22)		1.36	1.14	–	–
Class Y
12/31/2009	16.29	0.04		5.94	5.98	–	–
12/31/2008	27.58	0.07	(f)	(10.94)	(10.87)	(0.42)	(0.42)
12/31/2007	24.45	0.03		3.41	3.44	(0.31)	(0.31)
12/31/2006	21.41	0.14		2.90	3.04	–	–
12/31/2005	19.82	(0.03)		1.62	1.59	–	–

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%)(b)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)	Gross expenses (%)(d)	Net investment income (loss) (%)(d)	Portfolio turnover rate (%)

$20.68	36.41	$280,846	1.40	1.56	(0.05)	115
15.16	(40.05)	228,549	1.43	1.43	0.08	110
25.76	13.69	407,228	1.47	1.47	(0.24)	82
22.94	13.68	393,430	1.46	1.46	0.17	83
20.17	7.57	386,084	1.73	1.73	(0.57)	97

17.85	35.33	37,406	2.15	2.31	(0.80)	115
13.19	(40.47)	40,868	2.18	2.19	(0.70)	110
22.63	12.83	119,028	2.21	2.21	(1.00)	82
20.33	12.88	147,819	2.22	2.22	(0.60)	83
18.01	6.76	174,745	2.48	2.48	(1.32)	97

17.86	35.41	28,580	2.15	2.31	(0.80)	115
13.19	(40.53)	24,079	2.18	2.18	(0.68)	110
22.65	12.82	47,239	2.22	2.22	(0.99)	82
20.36	12.87	46,064	2.22	2.22	(0.59)	83
18.03	6.75	48,262	2.48	2.48	(1.32)	97

22.27	36.71	5,325	1.15	1.22	0.20	115
16.29	(39.89)	5,611	1.17	1.23	0.31	110
27.58	14.02	16,649	1.12	1.12	0.10	82
24.45	14.20	21,155	1.03	1.03	0.60	83
21.41	8.02	20,445	1.32	1.32	(0.16)	97

(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Includes a non-recurring dividend of $0.02 per share.

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Hansberger International Fund (the “International Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis U.S. Diversified Portfolio (the “U.S. Diversified Portfolio”)

Natixis Funds Trust II:

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund offers Class A and Class C shares. Targeted Equity Fund, Small Cap Value Fund, Large Cap Value Fund, Value Opportunity Fund and U.S. Diversified Portfolio also offer Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ Prospectuses.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including Rule 12b-1 service and distribution fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through February 22, 2010, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosures in the Notes to Financial Statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and the subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and the subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of December 31, 2009, approximately 77% of the market value of the investments for the International Fund was fair valued pursuant to procedures approved by the Board of Trustees.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The International Fund and the U.S. Diversified Portfolio may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2009, there were no open forward foreign currency contracts.

e.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or a Fund enters into a closing purchase transaction. When a written option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Fund are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. The Funds are not party to any over-the-counter options at December 31, 2009.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2009 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as net operating losses, distribution redesignations, return of capital & capital gain distributions from REITs, foreign currency transactions, non-deductible expenses, gains realized from passive foreign investment companies (“PFICs”), expiring capital loss carryforwards and regulatory settlements. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, securities lending collateral gain/loss adjustments, straddle loss deferrals, wash sales, return of capital distributions from REITs and PFIC unrealized gains. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2009 and December 31, 2008 was as follows:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$5,596,850	$—	$5,596,850
International Fund	56,901	—	56,901
Large Cap Value Fund	492,401	—	492,401
Small Cap Value Fund	1,564,773	—	1,564,773
Value Opportunity Fund	105,697	—	105,697
U.S. Diversified Portfolio	—	—	—
	2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Targeted Equity Fund	$36,994,172	$2,005,331	$—	$38,999,503
International Fund	1,855,140	4,458,011	659,640	6,972,791
Large Cap Value Fund	1,440,359	—	—	1,440,359
Small Cap Value Fund	530	197,608	—	198,138
Value Opportunity Fund	2,669	—	—	2,669
U.S. Diversified Portfolio	—	9,399,370	—	9,399,370

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Targeted Equity Fund	International Fund	Large Cap Value Fund	Small Cap Value Fund	Value Opportunity Fund	U.S. Diversified Portfolio
Undistributed ordinary income	$25,015	$243,335	$141,811	$3,438,881	$51,391	$—
Undistributed long-term capital gains	—	—	—	—	16,217	—

Total undistributed earnings	25,015	243,335	141,811	3,438,881	67,608	—
Capital loss carryforward:
Expires December 31, 2010	—	—	(24,633,843)*	—	—	—
Expires December 31, 2011	—	—	(9,965,466)	—	—	—
Expires December 31, 2016	(81,851,673)	—	—	—	—	(11,926,148)
Expires December 31, 2017	(187,561,344)	(18,831,362)	(9,203,027)	—	—	(62,968,578)

Total capital loss carryforward	(269,413,017)	(18,831,362)	(43,802,336)	—	—	(74,894,726)
Deferred net capital losses (post-October 2009)	(29,753)	—	—	—	—	(335,580)
Unrealized appreciation (depreciation)	251,215,800	8,792,297	(8,099,515)	101,861,453	589,806	58,889,489

Total accumulated earnings (losses)	$(18,201,955)	$(9,795,730)	$(51,760,040)	$105,300,334	$657,414	$(16,340,817)

Capital loss carryforward utilized in the current year	$—	$—	$—	$636,489	$—	$—

*	Some of the Large Cap Value Fund carryforward losses expiring in 2010 were obtained in the Fund’s merger with the Nvest Balanced Fund on June 7, 2003. The losses obtained in this merger are subject to limitations. The Fund also had carryforward losses expire in the current year in the amount of $25,407,834.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of December 31, 2009, there were no securities on loan.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

•

Level 3 – prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009, at value:

Targeted Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$999,180,202	$—	$—	$999,180,202
Short-Term Investments	—	8,365,000	—	8,365,000

Total	$999,180,202	$8,365,000	$—	$1,007,545,202

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$4,939,459	$—	$4,939,459
Belgium	—	595,167	—	595,167
Brazil	5,292,551	—	—	5,292,551
Canada	4,845,069	—	—	4,845,069
Chile	539,092	—	—	539,092
China	558,455	10,251,757	—	10,810,212
Denmark	—	1,740,082	—	1,740,082
France	535,823	10,523,238	—	11,059,061
Germany	556,149	5,205,459	—	5,761,608
Hong Kong	—	2,209,250	—	2,209,250
India	2,431,042	—	—	2,431,042
Israel	608,149	—	—	608,149
Italy	—	1,857,870	—	1,857,870
Japan	—	11,828,056	—	11,828,056
Korea	1,620,431	952,478	—	2,572,909
Luxembourg	818,257	—	—	818,257
Mexico	1,502,338	—	—	1,502,338
Norway	—	682,470	—	682,470
Portugal	—	642,514	—	642,514
Russia	2,592,045	—	—	2,592,045
Singapore	—	728,355	—	728,355
South Africa	—	522,295	—	522,295
Spain	—	3,572,975	—	3,572,975
Sweden	—	913,974	—	913,974
Switzerland	563,274	8,238,207	—	8,801,481
Taiwan	—	749,609	—	749,609
United Kingdom	—	15,330,264	—	15,330,264

Total Common Stocks	22,462,675	81,483,479	—	103,946,154

Preferred Stocks	—	571,920	—	571,920
Exchange Traded Funds	1,396,513	—	—	1,396,513
Short-Term Investments	—	548,548	—	548,548

Total	$23,859,188	$82,603,947	$—	$106,463,135

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

Large Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$124,652,584	$—	$—	$124,652,584
Short-Term Investments	—	11,478,360	—	11,478,360

Total	$124,652,584	$11,478,360	$—	$136,130,944

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$589,686,127	$—	$—	$589,686,127
Short-Term Investments	—	12,928,908	—	12,928,908

Total	$589,686,127	$12,928,908	$—	$602,615,035

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$11,980,641	$—	$—	$11,980,641
Short-Term Investments	—	522,628	—	522,628

Total	$11,980,641	$522,628	$—	$12,503,269

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

U.S. Diversified Portfolio

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$340,855,651	$—	$—	$340,855,651
Short-Term Investments	—	11,713,636	—	11,713,636

Total	$340,855,651	$11,713,636	$—	$352,569,287

(a)	Major categories of the Portfolio’s investments are included in the Portfolio of Investments.

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Call Options Written	$(5,695)	$—	$—	$(5,695)

4.  Derivatives.  Effective January 1, 2009, the Funds adopted accounting standards related to derivative instruments and hedging activities which require enhanced disclosures. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include options contracts.

The U.S. Diversified Portfolio (the “Portfolio”) is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Portfolio may use option contracts to hedge against a decline in value of an equity security that it owns. The Portfolio may also write options to offset the cost of option contracts used for hedging purposes.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

The following is a summary of derivative instruments for the U.S. Diversified Portfolio as of December 31, 2009:

Liability Derivatives	Options Written
Equity contracts	$(5,695)
Statements of Assets and Liabilities Location	Options written, at value

Transactions in derivative instruments during the year ended December 31, 2009 were as follows:

Realized Gain (Loss)	Purchased Options	Options Written
Equity contracts	$(757,405)	$32,474
Statements of Operations Location	Included in Net realized gain (loss) on investments	Net realized gain (loss) on options written

Change in Unrealized Appreciation (Depreciation)	Options Written
Equity contracts	$11,203
Statements of Operations Location	Net change in unrealized appreciation /depreciation on options written

The following is a summary of U.S. Diversified Portfolio’s purchased option activity:

Contracts	Number of Contracts	Premiums
Outstanding at 12/31/2008	—	$—
Options purchased	4,914	1,864,404
Options terminated in closing sale transactions	(4,797)	(1,797,948)
Options expired	(117)	(66,456)
Options exercised	—	—

Outstanding at 12/31/2009	—	$—

The following is a summary of U.S. Diversified Portfolio’s written option activity:

Contracts	Number of Contracts	Premiums
Outstanding at 12/31/2008	—	$—
Options written	15,632	1,980,124
Options terminated in closing purchase transactions	(15,598)	(1,963,226)
Options expired	—	—
Options exercised	—	—

Outstanding at 12/31/2009	34	$16,898

5.  Purchases and Sales of Securities.  For the year ended December 31, 2009, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$1,505,556,549	$1,566,267,605
International Fund	39,689,275	45,697,298
Large Cap Value Fund	138,804,896	156,535,487
Small Cap Value Fund	628,394,006	442,557,458
Value Opportunity Fund	11,896,331	1,680,479
U.S. Diversified Portfolio	341,496,511	390,494,500

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
International Fund	0.80%	0.75%	0.75%	0.75%	0.75%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
U.S. Diversified Portfolio	0.90%	0.90%	0.90%	0.80%	0.80%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

International Fund	Hansberger Global Investors, Inc. (“Hansberger”)
Large Cap Value Fund	Harris Associates L.P. (“Harris”)
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson
U.S. Diversified Portfolio	Harris
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
BlackRock Investment Management LLC (“BlackRock”)

Payments to Natixis Advisors are reduced by the amount of payments to the subadvisers.

Natixis Advisors has given binding undertakings to certain Funds to reduce management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2010 and will be reevaluated on an annual basis. For the year ended December 31, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%
U.S. Diversified Portfolio	1.40%	2.15%	2.15%	1.15%

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fees/expenses were reduced.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

For the year ended December 31, 2009, the management fees and reduction of management fees for each Fund were as follows:

Fund	Gross Management Fees	Reductions of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$6,278,879	$—	$6,278,879	0.69%	0.69%
International Fund	699,333	—	699,333	0.80%	0.80%
Large Cap Value Fund	801,253	49,256	751,997	0.70%	0.66%
Small Cap Value Fund	4,147,115	—	4,147,115	0.90%	0.90%
Value Opportunity Fund	29,113	29,113	—	0.80%	—
U.S. Diversified Portfolio	2,773,640	101,119	2,672,521	0.90%	0.87%

1	Management fee reductions are subject to possible recovery until December 31, 2010.

For the year ended December 31, 2009, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Class A	Class B	Class C	Class Y	Total

Large Cap Value Fund	$145,310	$12,320	$9,787	$1,881	$169,298
Small Cap Value Fund	97,517	3,888	11,451	—	112,856
Value Opportunity Fund	285	—	80	621	986
U.S. Diversified Portfolio	307,698	48,031	31,771	1,814	389,314

In addition, the investment adviser reimbursed non-class-specific expenses of the Value Opportunity Fund in the amount of $171,988 for the year ended December 31, 2009.2

2	Expense reimbursements are subject to possible recovery until December 31, 2010.

For the year ended December 31, 2009, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Class A	Class B	Class C	Class Y	Total
Small Cap Value Fund	$—	$—	$—	$3,358	$3,358

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, CGM, Hansberger, Harris, Loomis Sayles and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisers. For the period from January 1, 2009 to October 31, 2009, the Value Opportunity Fund was subject to the new fund fee.

For the year ended December 31, 2009, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Targeted Equity Fund	$456,211
International Fund	43,587
Large Cap Value Fund	57,146
Small Cap Value Fund	229,215
Value Opportunity Fund	84,132
U.S. Diversified Portfolio	153,922

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B, if applicable, and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended December 31, 2009, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C

Targeted Equity Fund	$1,622,811	$30,537	$161,664	$91,613	$484,993
International Fund	168,356	21,661	28,524	64,984	85,574
Large Cap Value Fund	235,057	19,034	15,546	57,103	46,636
Small Cap Value Fund	660,710	25,836	77,895	77,507	233,685
Value Opportunity Fund	2,145	—	309	—	926
U.S. Diversified Portfolio	604,952	91,140	62,288	273,418	186,863

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended December 31, 2009, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$528,279
International Fund	42,855
Large Cap Value Fund	41,966
Small Cap Value Fund	496,491
Value Opportunity Fund	1,477
U.S. Diversified Portfolio	112,207

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended December 31, 2009 were as follows:

Fund	Commissions
Targeted Equity Fund	$598,325
International Fund	54,099
Large Cap Value Fund	47,608
Small Cap Value Fund	211,076
Value Opportunity Fund	7,216
U.S. Diversified Portfolio	207,818

For the year ended December 31, 2009, brokerage commissions for portfolio transactions paid to affiliated broker/dealers by the U.S. Diversified Portfolio were $9,859.

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. For the fiscal year ended December 31, 2009, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments will receive a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Payments by Affiliates.  For the year ended December 31, 2009, Loomis Sayles reimbursed the U.S. Diversified Portfolio $11,550 for losses incurred in connection with a trading error.

7.  Class-Specific Expenses

For the period from January 1, 2009 to September 30, 2009, the Fund paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Class A	Class B	Class C	Class Y
Targeted Equity Fund	$679,114	$12,692	$65,384	$118,607
International Fund	135,284	18,458	23,377	—
Large Cap Value Fund	203,885	17,330	13,754	6,177
Small Cap Value Fund	431,406	17,769	49,991	144,585
Value Opportunity Fund	285	—	80	621
U.S. Diversified Portfolio	456,518	71,806	47,174	4,930

Effective October 1, 2009, transfer agent fees and expenses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

8.  Regulatory Settlements.  During the year ended December 31, 2009, the International Fund and Large Cap Value Fund received payments of $613,370 and $8,806, respectively, relating to a regulatory settlement the Funds participated in during the year. The Securities and Exchange Commission settled an enforcement action against Bear Stearns charging Bear Stearns with securities fraud for facilitating unlawful late trading and deceptive market timing of mutual funds by its customers and customers of its introducing brokers. The payments have been included in “Increase from Regulatory Settlements” on the Statements of Changes in Net Assets.

9.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2009, the Funds had no borrowings under these agreements.

10.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2009, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$570,455
International Fund	7,410
Large Cap Value Fund	11,094
Small Cap Value Fund	93,953
U.S. Diversified Portfolio	74,147

11.  Concentration of Risk.  Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

12.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. At December 31, 2009, one shareholder individually owned more than 5% of the Small Cap Value Fund’s total outstanding shares, representing 6.79% of the Fund’s net assets and three shareholders, including Natixis US, individually owned more than 5% of the Value Opportunity Fund’s total outstanding shares, representing 22.08% of the Fund’s net assets. Natixis US owned shares equating to 9.99% of Value Opportunity Fund’s net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

13.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
Targeted Equity Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	18,532,079	$148,049,113	55,490,745	$517,404,637
Issued in connection with the reinvestment of distributions	335,999	3,222,227	2,910,640	31,249,485
Redeemed	(50,204,318)	(374,589,222)	(17,951,803)	(174,709,000)

Net change	(31,336,240)	$(223,317,882)	40,449,582	$373,945,122

Class B
Issued from the sale of shares	45,025	$305,649	143,426	$1,418,763
Issued in connection with the reinvestment of distributions	—	—	96,866	1,000,641
Redeemed	(623,545)	(4,417,340)	(955,848)	(9,400,428)

Net change	(578,520)	$(4,111,691)	(715,556)	$(6,981,024)

Class C
Issued from the sale of shares	2,873,972	$20,208,835	8,205,733	$79,419,493
Issued in connection with the reinvestment of distributions	1,791	15,423	111,128	1,084,172
Redeemed	(2,754,130)	(19,801,078)	(1,347,914)	(11,050,172)

Net change	121,633	$423,180	6,968,947	$69,453,493

Class Y
Issued from the sale of shares	34,268,943	$265,786,478	5,749,964	$58,767,140
Issued in connection with the reinvestment of distributions	36,234	355,815	112,867	1,154,835
Redeemed	(12,796,087)	(115,579,152)	(1,536,310)	(15,367,087)

Net change	21,509,090	$150,563,141	4,326,521	$44,554,888

Increase (decrease) from capital share transactions	(10,284,037)	$(76,443,252)	51,029,494	$480,972,479

	Year Ended December 31, 2009		Year Ended December 31, 2008
International Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	814,057	$11,422,735	981,700	$18,940,104
Issued in connection with the reinvestment of distributions	3,394	53,003	345,275	4,818,828
Redeemed	(1,090,297)	(13,377,887)	(1,586,221)	(27,268,780)

Net change	(272,846)	$(1,902,149)	(259,246)	$(3,509,848)

Class B
Issued from the sale of shares	30,044	$349,812	52,461	$886,564
Issued in connection with the reinvestment of distributions	—	—	59,291	820,177
Redeemed	(337,051)	(3,628,763)	(653,714)	(10,658,356)

Net change	(307,007)	$(3,278,951)	(541,962)	$(8,951,615)

Class C
Issued from the sale of shares	142,702	$1,676,028	152,539	$2,358,934
Issued in connection with the reinvestment of distributions	—	—	56,042	742,520
Redeemed	(283,079)	(2,878,047)	(406,749)	(5,808,222)

Net change	(140,377)	$(1,202,019)	(198,168)	$(2,706,768)

Increase (decrease) from capital share transactions	(720,230)	$(6,383,119)	(999,376)	$(15,168,231)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

13.  Capital Shares (continued).

	Year Ended December 31, 2009		Year Ended December 31, 2008
Large Cap Value Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	623,676	$6,353,749	582,760	$7,394,713
Issued in connection with the reinvestment of distributions	31,832	375,612	123,874	1,080,365
Redeemed	(1,427,850)	(13,903,194)	(2,448,049)	(30,614,764)

Net change	(772,342)	$(7,173,833)	(1,741,415)	$(22,139,686)

Class B
Issued from the sale of shares	32,413	$261,331	25,208	$284,969
Issued in connection with the reinvestment of distributions	614	5,027	1,311	11,144
Redeemed	(362,222)	(3,281,480)	(750,483)	(8,800,532)

Net change	(329,195)	$(3,015,122)	(723,964)	$(8,504,419)

Class C
Issued from the sale of shares	65,110	$686,066	86,750	$959,743
Issued in connection with the reinvestment of distributions	250	2,040	1,102	9,068
Redeemed	(210,113)	(1,879,456)	(452,490)	(5,130,494)

Net change	(144,753)	$(1,191,350)	(364,638)	$(4,161,683)

Class Y
Issued from the sale of shares	156,901	$1,620,029	42,540	$536,117
Issued in connection with the reinvestment of distributions	3,026	37,260	13,093	117,751
Redeemed	(231,953)	(2,617,861)	(175,485)	(2,254,102)

Net change	(72,026)	$(960,572)	(119,852)	$(1,600,234)

Increase (decrease) from capital share transactions	(1,318,316)	$(12,340,877)	(2,949,869)	$(36,406,022)

	Year Ended December 31, 2009		Year Ended December 31, 2008
Small Cap Value Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	13,418,177	$227,959,553	7,762,440	$149,885,313
Issued in connection with the reinvestment of distributions	17,598	385,045	5,945	120,326
Redeemed	(8,824,221)	(161,488,021)	(2,595,028)	(48,898,219)

Net change	4,611,554	$66,856,577	5,173,357	$101,107,420

Class B
Issued from the sale of shares	27,360	$440,020	38,931	$709,105
Issued in connection with the reinvestment of distributions	—	—	1,463	26,922
Redeemed	(245,583)	(3,963,943)	(536,777)	(9,931,890)

Net change	(218,223)	$(3,523,923)	(496,383)	$(9,195,863)

Class C
Issued from the sale of shares	1,072,330	$17,045,402	620,823	$11,187,345
Issued in connection with the reinvestment of distributions	—	—	1,187	21,844
Redeemed	(504,071)	(8,535,298)	(314,966)	(5,628,923)

Net change	568,259	$8,510,104	307,044	$5,580,266

Class Y
Issued from the sale of shares	8,388,651	$151,130,799	5,267,072	$105,221,767
Issued in connection with the reinvestment of distributions	36,429	795,531	257	5,216
Redeemed	(2,138,814)	(40,431,143)	(1,244,655)	(25,179,827)

Net change	6,286,266	$111,495,187	4,022,674	$80,047,156

Increase (decrease) from capital share transactions	11,247,856	$183,337,945	9,006,692	$177,538,979

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

13.  Capital Shares (continued).

	Year Ended December 31, 2009		Period Ended December 31, 2008*
Value Opportunity Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	301,420	$3,594,480	1,707	$15,232
Issued in connection with the reinvestment of distributions	2,267	27,711	4	41
Redeemed	(12,871)	(155,426)	—	—

Net change	290,816	$3,466,765	1,711	$15,273

Class C
Issued from the sale of shares	26,838	$319,636	4,255	$37,836
Issued in connection with the reinvestment of distributions	159	1,926	9	83
Redeemed	(1,428)	(17,122)	—	—

Net change	25,569	$304,440	4,264	$37,919

Class Y
Issued from the sale of shares	589,511	$7,153,109	99,800	$998,001
Issued in connection with the reinvestment of distributions	4,238	51,875	275	2,545
Redeemed	(3,074)	(37,261)	—	—

Net change	590,675	$7,167,723	100,075	$1,000,546

Increase (decrease) from capital share transactions	907,060	$10,938,928	106,050	$1,053,738

*	From commencement of operations on October 31, 2008 through December 31, 2008.

	Year Ended December 31, 2009		Year Ended December 31, 2008
U.S. Diversified Portfolio	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	954,429	$15,643,678	1,828,584	$39,280,183
Issued in connection with the reinvestment of distributions	—	—	280,392	6,293,312
Redeemed	(2,447,076)	(40,145,823)	(2,839,898)	(57,914,421)

Net change	(1,492,647)	$(24,502,145)	(730,922)	$(12,340,926)

Class B
Issued from the sale of shares	46,129	$679,074	84,290	$1,619,357
Issued in connection with the reinvestment of distributions	—	—	90,527	1,776,753
Redeemed	(1,050,033)	(14,851,816)	(2,335,059)	(44,358,057)

Net change	(1,003,904)	$(14,172,742)	(2,160,242)	$(40,961,947)

Class C
Issued from the sale of shares	82,914	$1,237,018	138,686	$2,389,673
Issued in connection with the reinvestment of distributions	—	—	34,838	684,060
Redeemed	(307,653)	(4,431,727)	(433,915)	(7,693,846)

Net change	(224,739)	$(3,194,709)	(260,391)	$(4,620,113)

Class Y
Issued from the sale of shares	68,960	$1,240,211	174,882	$4,424,739
Issued in connection with the reinvestment of distributions	—	—	8,514	204,991
Redeemed	(174,356)	(3,021,131)	(442,660)	(10,457,238)

Net change	(105,396)	$(1,780,920)	(259,264)	$(5,827,508)

Increase (decrease) from capital share transactions	(2,826,686)	$(43,650,516)	(3,410,819)	$(63,750,494)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of CGM Advisor Targeted Equity Fund, Hansberger International Fund, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value Fund, Harris Associates Large Cap Value Fund and Vaughan Nelson Value Opportunity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CGM Advisor Targeted Equity Fund, Hansberger International Fund, Natixis U.S. Diversified Portfolio and Vaughan Nelson Small Cap Value Fund, each a series of Natixis Funds Trust I; the Harris Associates Large Cap Value Fund and the Vaughan Nelson Value Opportunity Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 22, 2010

2009 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2009, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Targeted Equity Fund	100.00%
Large Cap Value Fund	100.00%
Small Cap Value Fund	100.00%
Value Opportunity Fund	23.66%

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2009 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Targeted Equity Fund	100.00%
International Fund	100.00%
Large Cap Value Fund	100.00%
Small Cap Value Fund	100.00%
Value Opportunity Fund	30.19%

Foreign Tax Credit.  For the year ended December 31, 2009, the International Fund intends to pass through a foreign tax credit of $200,432 and has derived gross income from sources within foreign countries of $2,297,250.

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 1984 for Natixis Funds Trust I (including its predecessors) and since 1995 for Natixis Funds Trust II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I and Natixis Funds Trust II Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and Natixis Funds Trust II Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Wendell J. Knox**** (1948)	Trustee Since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	39 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since
November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 1993 for Natixis Funds Trust II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, AES Corporation (international power company)

Erik R. Sirri***** (1958)	Trustee Since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Professor of finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	39 None

Peter J. Smail***** (1952)	Trustee Since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	39 None

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	39 None

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I and Natixis Funds Trust II	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INTERESTED TRUSTEES continued

John T. Hailer[2] (1960)	Trustee Since 2000 for Natixis Funds Trust I and Natixis Funds Trust II	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board of Trustees is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

****	Mr. Knox was appointed as trustee effective July 1, 2009.

*****	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.

[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

David Giunta (1965)	President and Chief Executive Officer	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

ANNUAL REPORT

December 31, 2009

Natixis Income Diversified Portfolio

Active Dividend Equity Discipline

AEW Diversified REIT Discipline

Loomis Sayles Inflation Protected Securities Discipline

Loomis Sayles Multi-Sector Bond Discipline

Management Discussion and Performance page 1

Portfolio of Investments page 6

Financial Statements page 13

NATIXIS INCOME DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE

Objective:

Seeks current income with a secondary objective of capital appreciation

Strategy:

Focuses on fixed-income and equity securities through a diversified portfolio of complementary income-producing investment disciplines from specialized money managers

Inception Date:

November 17, 2005

Subadvisors:

AEW Capital Management, L.P.

Loomis, Sayles & Company, L.P.

Symbols:

Class A	IIDPX
Class C	CIDPX

What You Should Know:

One segment of this portfolio holds dividend-paying equity securities that can fall out of favor and underperform growth stocks during certain market conditions. One segment invests in real estate investment trusts (REITs), which are subject to default and prepayment risks, fluctuating property values and changes in interest rates. Two segments invest in different types of fixed-income securities that decline in value as interest rates rise. The U.S. government guarantees the timely payment of principal and interest on some of these securities, but the value of portfolio shares is not guaranteed and will fluctuate. Lower-rated, high-yield securities are considered riskier than higher-quality securities because there is a greater risk of default. Foreign securities are subject to currency fluctuations, differing political and economic conditions and different accounting standards.

Management Discussion

Renewed hope for the U.S. economy characterized the 12 months ended December 31, 2009, as the stock market and (to a lesser extent) housing showed evidence of recovery. Although the U.S. Labor Department revealed that national unemployment rose above 10% for the first time since 1983, most U.S. equity indexes achieved double-digit positive returns for the year. Bond indexes lagged stocks, but most of them were also positive. In the course of the year, investors generally rotated out of Treasuries and other instruments regarded as “safe,” showing renewed willingness to accept risk.

Natixis Income Diversified Portfolio can provide investors with exposure to four separate income-oriented market segments:

•

Active Dividend Equity Discipline is an indexed portfolio of dividend-paying common stocks based on the Dow Jones Select Dividend Index, tracked by Active Investment Advisors (AIA), a division of Natixis Asset Management Advisors;

•	AEW Diversified REIT Discipline is composed of Real Estate Investment Trusts (REITs), managed by AEW Capital Management, a specialist in this income-producing equity field;

•	Loomis Sayles Inflation Protected Securities Discipline is a portfolio of Treasury Inflation-Protected Securities (TIPS), managed by Loomis Sayles; and

•	Loomis Sayles Multi-Sector Bond Discipline is a diversified portfolio of domestic and foreign bonds also managed by Loomis Sayles.

For the 12 months ended December 31, 2009, the combined return of the fund’s four segments was substantially ahead of its benchmark and the average return on its Morningstar peer group. The fund returned 33.32% based on the net asset value of Class A shares and $0.29 per share in dividends reinvested during the year. For the same period, the fund’s primary benchmark, Barclays Capital U.S. Aggregate Bond Index, returned 5.93% and the return on its secondary benchmark was 15.42%. The fund’s secondary benchmark is an unmanaged, blended index composed of the following weights: 40% Barclays Capital U.S. Aggregate Bond Index; 25% Morgan Stanley Capital International US REIT Index; 20% Dow Jones Select Dividend Index; and 15% Barclays Capital U.S. TIPS Index. The fund’s Morningstar peer group, the Conservative Allocation category, had an average return of 20.77% for the period.

All four segments of the fund were additive to overall fund performance with the Loomis Sayles Multi-Sector Bond Discipline providing the strongest performance during the period.

HOW DID THE ACTIVE DIVIDEND EQUITY DISCIPLINE PERFORM?

This segment is designed to replicate its benchmark, the Dow Jones Select Dividend Index, by holding substantially all of the securities in the index in the same proportions. The benchmark is composed of common stocks that have paid a relatively high dividend yield consistently over time. It includes 100 of the highest dividend-paying securities (other than REITs) in the Dow Jones U.S. Total Market Index – a broad-based index designed to represent the total U.S. equity market.

This segment’s positive 2009 return was powered by strong performance from the materials, consumer staples and consumer discretionary sectors. On the negative side, the financials sector proved to be a noteworthy detractor from segment performance. At the beginning of the year, financials were the largest sector in both the benchmark and the segment, followed by utilities and industrials. By the end of the period, the utilities group had risen to approximately 30% of the segment, followed by weightings of about 14% each in industrials and financials. The shift in emphasis resulted largely from changes in the underlying benchmark when a number of financial companies that had cut or stopped paying dividends were eliminated. Altogether, 27 stocks were added and deleted from the benchmark during the year. Replacements included utilities, industrials, materials and consumer staples companies. Other changes occurred during the quarterly rebalance of the benchmark in March, June, September and December.

1

NATIXIS INCOME DIVERSIFIED PORTFOLIO

Management Discussion

DID AEW’s REIT DISCIPLINE IMPROVE WITH THE REAL ESTATE MARKET?

On the heels of their worst-ever annual performance in 2008, REITs entered 2009 in a weakened state. The MSCI US REIT Index lost approximately 40% of its value from January 1 through early March of 2009. Concerns about the economy and banking system took a particularly heavy toll on real estate securities, as did deteriorating conditions in the credit markets and property fundamentals. However, in mid-March REITs began a rally that continued largely unabated through the final three quarters of the year, and the MSCI US REIT Index finished 2009 up 28.61%. Several factors contributed to this rally, including the positive influence of rising stock prices and the improved financial strength of several REITs. Capital market conditions improved as the year progressed, adding to the perception that most REITs had successfully weathered the worst of the recession. This segment’s positions in regional mall REITs Simon Property Group and The Macerich Company were particularly strong performers, as was Dupont Fabros Technology, which owns and operates data centers. Detractors to performance included shopping center REITs Regency Centers Corp. and Kimco Realty Corp. which suffered in large part due to the weakened retail environment earlier in the year.

INFLATION HAS BEEN LOW. HOW HAS THAT AFFECTED LOOMIS SAYLES TIPS DISCIPLINE?

Treasury Inflation-Protected Securities (TIPS), which account for the majority of this segment’s assets, performed well as real interest rates declined during the year. Breakevens widened significantly due primarily to real yields declining and nominal yields increasing. Also affecting this were some concerns regarding inflation expectations. The Treasury yield curve – a barometer of the health of the U.S. economy – widened in the course of 2009, as the short end of the yield curve was “locked” with a very low Federal Funds rate. Longer term maturities came under pressure due to some concerns regarding inflation expectations and a very high Federal deficit which might hurt demand for the sale of government debt. Performance lagged the segment’s benchmark, primarily because its duration was longer than that of the benchmark at year end. Within the TIPS market, the real (inflation-adjusted) yield curve steepened as the Federal Reserve held rates steady in a narrow range – between 0.0% and 0.25% – throughout the year, while inflation expectations gradually increased.

HOW DID THE LOOMIS SAYLES MULTI-SECTOR BOND DISCIPLINE PERFORM?

A sharp increase in demand for yield, coupled with strong security selection and emphasis on high-yield securities, enabled the segment to outperform its benchmark in 2009. Top performers included industrial bonds, led by several former leveraged buyout names that responded favorably to improving market conditions. Consumer issues that responded well to the economic cycle, as well as healthcare, telecommunications and technology, were also among the better-performing sectors. High-yielding bonds issued by financial companies were another positive catalyst. In addition, security selection and the segment’s positioning in investment-grade bonds worked well for the segment. Asset backed securities rallied, particularly credit cards. The segment’s allocation to convertible bonds responded well to developments in the high-yield and equity markets. Finally, an underweight allocation to U.S. Treasuries and the segment’s exposure to securities denominated in non-U.S. currencies added to performance.

The first few weeks of 2009 were marked by continued financial system uncertainties as well as increased volatility in the markets. Our decision to remain exposed to currencies linked to a re-emergence of global growth caused us to underperform early in 2009, as a flight to quality into U.S. Treasury bonds and the U.S. dollar hurt our positions. Our holdings in financial and banking institutions also underperformed during this period, as details of PPIP, TALF and quantitative easing programs, which helped provide much needed market stability in March, had not yet been announced. Additional negative factors during the year included the segment’s underweight position in investment-grade utilities, which performed well. Despite positive absolute returns, holdings in commercial and retail mortgage-backed securities also proved disappointing.

2

NATIXIS INCOME DIVERSIFIED PORTFOLIO

Investment Results through December 31, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A shares5

Average Annual Total Returns — December 31, 20095

	1 YEAR	SINCE INCEPTION
Class A (Inception 11/17/05)
Net Asset Value[1]	33.32%	2.77%
With Maximum Sales Charge[2]	27.30	1.63

Class C (Inception 11/17/05)
Net Asset Value[1]	32.24	2.00
With CDSC[3]	31.24	2.00

COMPARATIVE PERFORMANCE	1 YEAR	SINCE FUND INCEPTION[4]
Barclays Capital U.S. Aggregate Bond Index	5.93%	5.74%
Blended Index	15.42	2.95
Morningstar Conservative Allocation Fund Avg.	20.77	2.66

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/2009	12/31/2008
Bonds and Notes	57.1	63.6
Common Stocks	38.6	34.5
Preferred Stocks	0.4	0.2
Short-Term Investments and Other	3.9	1.7

	% of Net Assets as of
LARGEST HOLDINGS	12/31/2009	12/31/2008
Equities
Simon Property Group, Inc.	2.4	1.6
Equity Residential	1.4	1.3
Vornado Realty Trust	1.2	0.9
Boston Properties, Inc.	1.1	1.0
Public Storage, Inc.	1.1	1.2
Fixed-Income
U.S. Treasury Bond, 3.375%, 4/15/2032	1.9	3.4
New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017	1.6	1.2
Comcast Corp., 5.650%, 6/15/2035	1.4	2.0
United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	1.4	0.9
U.S. Treasury Note, 1.625%, 1/15/2015	1.3	1.2

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/2009	12/31/2008
Treasuries	14.6	17.9
Retailers	4.1	2.0
REITs-Apartments	3.8	3.1
REITs-Regional Malls	3.3	2.2
Technology	3.2	1.4

Portfolio holdings and asset allocations will vary.

FUND EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.10%	1.10%
C	1.84	1.84

NOTES TO CHARTS

See page 4 for a description of the indexes.

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 4.50%.
[3]	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[4]	The since-inception comparative performance figures shown were calculated from 12/1/05.
[5]	Fund performance has been increased by expense reductions and reimbursements, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.

3

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of domestic debt issued by the U.S. Government, its agencies, and U.S. corporations.

Blended Index is an unmanaged, blended index comprised of the following weights: 40% Barclays Capital U.S. Aggregate Bond Index, 25% Morgan Stanley Capital International US REIT Index, 20% Dow Jones Select Dividend Index, and 15% Barclays Capital U.S. TIPS Index. The four indices comprising the Blended Index measure, respectively, the performance of investment grade fixed income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that comprise the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the fund’s investment portfolio, and the relative weightings of the asset classes in the fund will generally differ to some extent from the weightings in the Blended Index.

Morningstar Conservative Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 1-800-225-5478; on the fund’s website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

4

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and certain exchange fees, and ongoing costs, including management fees, sales and distribution fees (12b-1 fees), and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exceptions may apply. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2009 through December 31, 2009. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges or exchange fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

NATIXIS INCOME DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 7/1/2009	ENDING ACCOUNT VALUE 12/31/2009	EXPENSES PAID DURING PERIOD* 7/1/2009 – 12/31/2009
Class A
Actual	$1,000.00	$1,234.20	$6.70
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06
Class C
Actual	$1,000.00	$1,230.10	$10.90
Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86

*	Expenses are equal to the Portfolio’s annualized expense ratio: 1.19% and 1.94% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

5

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2009

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 57.1% of Net Assets
	ABS Other — 0.1%
$80,210	Sierra Receivables Funding Company, Series 2009-3A, Class A1, 144A, 7.620%, 7/20/2026	$80,082

	Aerospace & Defense — 0.2%
115,000	Bombardier, Inc., 7.350%, 12/22/2026 (CAD)	100,768

	Airlines — 1.7%
35,000	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019	38,675
48,706	Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048%, 5/01/2022	47,854
15,000	Continental Airlines, Inc., Series 2007-1, Class A, 5.983%, 4/19/2022	14,475
90,000	Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111%, 3/18/2013	90,787
960,315	United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	816,268

		1,008,059

	Automotive — 1.5%
115,000	Cummins, Inc., 7.125%, 3/01/2028	113,432
10,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	10,099
230,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	230,306
40,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	34,600
480,000	Harley-Davidson Funding Corp., 144A, 6.800%, 6/15/2018	478,664

		867,101

	Banking — 2.4%
325,000	Bank of America Corp., 5.420%, 3/15/2017	320,808
75,000	Citigroup, Inc., 5.000%, 9/15/2014	72,302
145,000	Citigroup, Inc., 5.500%, 2/15/2017	137,218
5,000	Citigroup, Inc., 5.875%, 2/22/2033	4,218
20,000	Citigroup, Inc., 5.875%, 5/29/2037	17,624
437,254	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	367,337
3,339,258,780	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012 (IDR)	292,198
100,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	92,192
100,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	89,765

		1,393,662

	Building Materials — 1.2%
170,000	Masco Corp., 5.850%, 3/15/2017	158,178
85,000	Owens Corning, Inc., 6.500%, 12/01/2016	87,046

Principal Amount (‡)	Description	Value (†)

	Building Materials — continued
$525,000	USG Corp., 6.300%, 11/15/2016	$469,875
10,000	USG Corp., 9.500%, 1/15/2018	10,300

		725,399

	Chemicals — 0.3%
200,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	136,000
20,000	Koppers, Inc., 144A, 7.875%, 12/01/2019	20,200
55,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	46,914

		203,114

	Collateralized Mortgage Obligation — 0.2%
33,651	Banc of America Alternative Loan Trust, Series 2005-10, Class 1CB1, 0.631%, 11/25/2035(b)	21,643
60,100	Banc of America Funding Corp., Series 2005-5, Class 1A11, 5.500%, 9/25/2035	52,391
58,755	Master Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.536%, 3/25/2035(b)	47,447

		121,481

	Commercial Mortgage-Backed Securities — 1.6%
75,000	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.816%, 12/10/2049(b)	68,015
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	211,425
250,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.883%, 7/10/2038(b)	227,936
100,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	88,766
25,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	22,089
115,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.746%, 2/12/2049(b)	100,623
115,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866%, 9/15/2045	100,937
125,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	117,294

		937,085

	Construction Machinery — 0.7%
80,000	Joy Global, Inc., 6.000%, 11/15/2016	80,939
400,000	Joy Global, Inc., 6.625%, 11/15/2036	355,971

		436,910

	Consumer Products — 0.1%
75,000	Fortune Brands, Inc., 5.875%, 1/15/2036	64,242

See accompanying notes to financial statements.

6

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Principal Amount (‡)	Description	Value (†)

	Consumer Products — continued
$20,000	Hasbro, Inc., Senior Debenture, 6.600%, 7/15/2028	$18,232

		82,474

	Diversified Manufacturing — 0.2%
10,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	9,456
90,000	Textron, Inc., 7.250%, 10/01/2019	93,156

		102,612

	Electric — 0.1%
20,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	10,500
135,000	TXU Corp., Series Q, 6.500%, 11/15/2024	63,412

		73,912

	Entertainment — 0.8%
425,000	Time Warner, Inc., 6.625%, 5/15/2029	443,148
35,000	Time Warner, Inc., 6.950%, 1/15/2028	37,662

		480,810

	Government Guaranteed — 0.3%
170,000	Morgan Stanley, 1.950%, 6/20/2012 (FDIC insured)	171,574

	Government Owned — No Guarantee — 0.4%
320,000	DP World Ltd., 144A, 6.850%, 7/02/2037	246,151

	Healthcare — 2.0%
25,000	HCA, Inc., 7.050%, 12/01/2027	21,437
5,000	HCA, Inc., 7.500%, 12/15/2023	4,569
460,000	HCA, Inc., 7.500%, 11/06/2033	402,287
310,000	HCA, Inc., 7.690%, 6/15/2025	283,868
20,000	HCA, Inc., 8.360%, 4/15/2024	19,000
135,000	HCA, Inc., MTN, 7.580%, 9/15/2025	120,150
30,000	HCA, Inc., MTN, 7.750%, 7/15/2036	26,700
345,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	315,564

		1,193,575

	Home Construction — 1.5%
50,000	D.R. Horton, Inc., 5.250%, 2/15/2015	47,000
30,000	D.R. Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	28,050
125,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015	116,562
105,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	99,750
140,000	Lennar Corp., Series B, 5.600%, 5/31/2015	128,275

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$80,000	Pulte Homes, Inc., 6.000%, 2/15/2035	$63,200
470,000	Pulte Homes, Inc., 6.375%, 5/15/2033	379,525

		862,362

	Independent Energy — 0.4%
195,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	176,106
75,000	SandRidge Energy, Inc., 144A, 8.000%, 6/01/2018	73,687

		249,793

	Industrial Other — 0.1%
50,000	JohnsonDiversey, Inc., 144A, 8.250%, 11/15/2019	50,625

	Local Authorities — 0.8%
375,000	Province of Ontario Canada, 4.200%, 3/08/2018 (CAD)	363,774
140,000	Province of Quebec Canada, 6.750%, 11/09/2015 (NZD)	103,694

		467,468

	Lodging — 0.1%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	28,831

	Media Cable — 1.9%
890,000	Comcast Corp., 5.650%, 6/15/2035	831,908
295,000	Shaw Communications, Inc., 6.750%, 11/09/2039 (CAD)	277,726

		1,109,634

	Media Non-Cable — 1.0%
80,000	Intelsat Corp., 6.875%, 1/15/2028	68,400
520,000	News America, Inc., 6.200%, 12/15/2034	522,608

		591,008

	Municipal — 0.1%
50,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034(c)	39,951

	Non-Captive Consumer — 1.5%
505,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	350,649
85,000	SLM Corp., MTN, 5.050%, 11/14/2014	76,668
70,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	64,396
90,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	78,402
25,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	19,218
10,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	9,224
87,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	65,594
165,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010 (NZD)(c)	116,596

See accompanying notes to financial statements.

7

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$125,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	$123,344

		904,091

	Non-Captive Diversified — 2.7%
60,000	GATX Corp., 4.750%, 10/01/2012	61,268
900,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012 (SGD)	634,732
15,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014 (NZD)	11,215
800,000	General Electric Capital Corp., Series A, MTN, 3.485%, 3/08/2012 (SGD)	571,135
120,000	GMAC, Inc., 144A, 6.625%, 5/15/2012	117,600
138,000	GMAC, Inc., 144A, 6.750%, 12/01/2014	131,100
64,000	GMAC, Inc., 144A, 8.000%, 11/01/2031	57,600

		1,584,650

	Oil Field Services — 0.1%
45,000	Nabors Industries, Inc., 6.150%, 2/15/2018	46,770

	Paper — 0.9%
5,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	4,650
25,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	23,875
385,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	380,187
20,000	Westvaco Corp., 8.200%, 1/15/2030	20,576
135,000	Weyerhaeuser Co., 6.875%, 12/15/2033	119,696

		548,984

	Pharmaceuticals — 0.1%
60,000	Quintiles Transnational Corp., 144A, 9.500%, 12/30/2014(h)	60,300

	Pipelines — 0.4%
75,000	DCP Midstream LP, 144A, 6.450%, 11/03/2036	70,971
100,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	92,649
45,000	ONEOK Partners LP, 6.650%, 10/01/2036	45,896

		209,516

	Property & Casualty Insurance — 0.8%
15,000	OneBeacon US Holdings, Inc., 5.875%, 5/15/2013	14,968
505,000	White Mountains RE Group, 144A, 6.375%, 3/20/2017	473,928

		488,896

	REITs — 0.0%
10,000	ProLogis, 5.750%, 4/01/2016	9,392
15,000	ProLogis, 6.625%, 5/15/2018	14,226

		23,618

Principal Amount (‡)	Description	Value (†)

	Retailers — 4.1%
$230,000	CVS Pass-Through Trust, 144A, 7.507%, 1/10/2032	$240,923
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	332,000
205,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	150,675
80,000	Home Depot, Inc., 5.875%, 12/16/2036	77,220
715,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	634,920
10,000	Macy’s Retail Holdings, Inc., 5.900%, 12/01/2016	9,750
30,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	25,350
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	84,000
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	198,000
725,000	Toys R Us, Inc., 7.375%, 10/15/2018	663,375
5,000	Toys R Us, Inc., 7.875%, 4/15/2013	5,025

		2,421,238

	Sovereigns — 2.6%
16,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023 (MXN)	118,074
235,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010 (AUD)	215,965
1,060,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017 (AUD)	920,673
400,000	Republic of Brazil, 12.500%, 1/05/2016 (BRL)	259,621

		1,514,333

	Supermarket — 0.4%
320,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	243,600

	Supranational — 0.4%
921,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013 (IDR)	74,141
38,500,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010 (ISK)	184,664

		258,805

	Technology — 3.2%
920,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	658,950
390,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	277,387
340,000	Avnet, Inc., 6.000%, 9/01/2015	345,219
115,000	BMC Software, Inc., 7.250%, 6/01/2018(c)	125,240
10,000	Ciena Corp., Convertible, 0.875%, 6/15/2017	5,788
15,000	Intel Corp., Convertible, 2.950%, 12/15/2035	14,475
120,000	KLA-Tencor Corp., 6.900%, 5/01/2018	126,257

See accompanying notes to financial statements.

8

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$15,000	Kulicke & Soffa Industries, Inc., Convertible, 1.000%, 6/30/2010	$14,475
75,000	Motorola, Inc., 5.220%, 10/01/2097	38,753
125,000	Motorola, Inc., 6.500%, 11/15/2028	107,524
135,000	Motorola, Inc., 6.625%, 11/15/2037	117,450
40,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	26,800
25,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	11,250

		1,869,568

	Transportation Services — 0.5%
30,000	Erac USA Finance Co., 144A, 6.375%, 10/15/2017	30,302
10,000	Erac USA Finance Co., 144A, 6.700%, 6/01/2034	8,838
275,000	Erac USA Finance Co., 144A, 7.000%, 10/15/2037	269,172

		308,312

	Treasuries — 14.6%
135,000	Canadian Government, 1.000%, 9/01/2011 (CAD)	128,422
165,000	Canadian Government, 2.000%, 9/01/2012 (CAD)	158,069
630,000	Canadian Government, 3.500%, 6/01/2013 (CAD)	626,307
140,000	Canadian Government, 4.500%, 6/01/2015 (CAD)	144,645
220,000	New Zealand Government Bond, 6.000%, 12/15/2017 (NZD)	161,434
430,210	U.S. Treasury Bond, 2.000%, 1/15/2026(e)	432,059
395,649	U.S. Treasury Bond, 2.375%, 1/15/2025(e)	417,472
310,860	U.S. Treasury Bond, 2.375%, 1/15/2027(e)	327,131
925,574	U.S. Treasury Bond, 3.375%, 4/15/2032(e)	1,144,240
735,872	U.S. Treasury Note, 1.625%, 1/15/2015(e)	765,306
340,514	U.S. Treasury Note, 1.625%, 1/15/2018(e)	348,574
317,785	U.S. Treasury Note, 1.875%, 7/15/2013(e)	334,692
466,771	U.S. Treasury Note, 1.875%, 7/15/2015(e)	491,824
491,366	U.S. Treasury Note, 2.000%, 1/15/2014(e)	519,620
372,713	U.S. Treasury Note, 2.000%, 7/15/2014(e)	394,843
288,622	U.S. Treasury Note, 2.000%, 1/15/2016(e)	304,790
471,649	U.S. Treasury Note, 2.375%, 1/15/2017(e)	509,418
610,134	U.S. Treasury Note, 2.500%, 7/15/2016(e)	664,426

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
$469,355	U.S. Treasury Note, 2.625%, 7/15/2017(e)	$516,180
234,445	U.S. Treasury Note, 3.000%, 7/15/2012(e)	252,065

		8,641,517

	Wireless — 2.3%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036 (MXN)	249,183
75,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	72,938
500,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	466,875
580,000	Sprint Capital Corp., 6.875%, 11/15/2028	482,125
109,000	Sprint Nextel Corp., 6.000%, 12/01/2016	99,462

		1,370,583

	Wirelines — 2.8%
40,000	CenturyTel, Inc., Series G, 6.875%, 1/15/2028	38,344
300,000	Embarq Corp., 7.995%, 6/01/2036	322,709
225,000	Frontier Communications Corp., 7.125%, 3/15/2019	212,625
100,000	Level 3 Communications, Inc., Convertible, 2.875%, 7/15/2010	97,625
135,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	123,188
70,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	66,150
255,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	206,550
15,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	13,350
140,000	Qwest Corp., 6.875%, 9/15/2033	123,200
315,000	Qwest Corp., 7.250%, 10/15/2035	277,200
59,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	55,796
122,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	120,282

		1,657,019

	Total Bonds and Notes (Identified Cost $34,203,512)	33,776,241

Shares
Common Stocks — 38.6%
	Aerospace & Defense — 0.5%
1,572	General Dynamics Corp.	107,163
2,156	Honeywell International, Inc.	84,515
2,210	Northrop Grumman Corp.	123,429

		315,107

	Beverages — 0.2%
1,970	Coca-Cola Co. (The)	112,290

	Building Products — 0.0%
1,559	Masco Corp.	21,530

See accompanying notes to financial statements.

9

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value (†)

	Chemicals — 0.9%
1,583	Dow Chemical Co. (The)	$43,738
2,085	Eastman Chemical Co.	125,601
1,701	International Flavors & Fragrances, Inc.	69,979
2,574	PPG Industries, Inc.	150,682
2,893	RPM International, Inc.	58,815
1,906	Sensient Technologies Corp.	50,128
1,560	Valspar Corp.	42,338

		541,281

	Commercial Banks — 0.9%
2,610	BancorpSouth, Inc.	61,230
2,796	Bank of Hawaii Corp.	131,580
1,629	BB&T Corp.	41,328
5,129	F.N.B. Corp.	34,826
2,297	FirstMerit Corp.	46,261
3,237	Trustmark Corp.	72,962
4,441	United Bankshares, Inc.	88,687
4,051	Valley National Bancorp	57,241

		534,115

	Commercial Services & Supplies — 0.8%
1,491	Avery Dennison Corp.	54,406
5,185	Deluxe Corp.	76,686
4,460	Pitney Bowes, Inc.	101,510
3,339	R. R. Donnelley & Sons Co.	74,359
1,825	Republic Services, Inc.	51,666
2,448	Waste Management, Inc.	82,767

		441,394

	Containers & Packaging — 0.1%
2,586	Sonoco Products Co.	75,640

	Distributors — 0.2%
2,978	Genuine Parts Co.	113,045

	Diversified Telecommunication Services — 0.5%
4,159	AT&T, Inc.	116,577
5,340	CenturyTel, Inc.	193,361

		309,938

	Electric Utilities — 2.1%
3,160	American Electric Power Co., Inc.	109,936
2,387	Cleco Corp.	65,237
2,827	DPL, Inc.	78,025
2,459	Edison International	85,524
2,536	Entergy Corp.	207,546
3,381	FirstEnergy Corp.	157,048
2,418	FPL Group, Inc.	127,719
2,698	Northeast Utilities	69,581
3,920	Pinnacle West Capital Corp.	143,394
3,048	PPL Corp.	98,481
2,637	Unisource Energy Corp.	84,885

		1,227,376

	Electrical Equipment — 0.3%
2,311	Emerson Electric Co.	98,448
2,136	Hubbell, Inc., Class B	101,033

		199,481

	Food & Staples Retailing — 0.1%
2,433	Sysco Corp.	67,978

	Food Products — 0.4%
1,925	General Mills, Inc.	136,309

Shares	Description	Value (†)

	Food Products — continued
3,061	Kraft Foods, Inc., Class A	$83,198
2,749	Sara Lee Corp.	33,483

		252,990

	Gas Utilities — 0.8%
3,331	AGL Resources, Inc.	121,482
2,355	New Jersey Resources Corp.	88,077
3,082	Nicor, Inc.	129,752
2,842	Oneok, Inc.	126,668

		465,979

	Hotels, Restaurants & Leisure — 0.7%
2,190	Darden Restaurants, Inc.	76,803
2,490	McDonald’s Corp.	155,476
4,700	Starwood Hotels & Resorts Worldwide, Inc.	171,879

		404,158

	Household Durables — 0.3%
375	KB Home	5,130
3,692	Leggett & Platt, Inc.	75,317
1,453	Tupperware Brands Corp.	67,666

		148,113

	Household Products — 0.5%
2,272	Clorox Co. (The)	138,592
2,600	Kimberly-Clark Corp.	165,646

		304,238

	Industrial Conglomerates — 0.0%
1,803	General Electric Co.	27,279

	Insurance — 1.0%
2,017	Allstate Corp. (The)	60,591
4,050	Arthur J. Gallagher & Co.	91,166
4,322	Cincinnati Financial Corp.	113,409
4,340	Mercury General Corp.	170,388
4,749	Zenith National Insurance Corp.	141,330

		576,884

	Leisure Equipment & Products — 0.1%
2,660	Mattel, Inc.	53,147

	Machinery — 0.5%
1,628	Briggs & Stratton Corp.	30,460
2,077	Caterpillar, Inc.	118,368
2,185	Eaton Corp.	139,010
1,228	Trinity Industries, Inc.	21,416

		309,254

	Media — 0.1%
1,885	McGraw-Hill Cos., Inc. (The)	63,166

	Metals & Mining — 0.1%
2,007	Commercial Metals Co.	31,409
1,180	Steel Dynamics, Inc.	20,910

		52,319

	Multi Utilities — 1.9%
3,541	Alliant Energy Corp.	107,151
3,922	Black Hills Corp.	104,443
3,814	Centerpoint Energy, Inc.	55,341
3,452	DTE Energy Co.	150,473
4,256	NiSource, Inc.	65,457
2,745	OGE Energy Corp.	101,263
2,670	PG&E Corp.	119,215
2,856	Public Service Enterprise Group, Inc.	94,962

See accompanying notes to financial statements.

10

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value (†)

	Multi Utilities — continued
3,595	SCANA Corp.	$135,460
2,015	Sempra Energy	112,800
3,588	TECO Energy, Inc.	58,197

		1,104,762

	Oil, Gas & Consumable Fuels — 0.5%
2,427	Chevron Corp.	186,855
3,228	Sunoco, Inc.	84,251

		271,106

	Paper & Forest Products — 0.1%
2,306	MeadWestvaco Corp.	66,021

	Personal Products — 0.1%
1,778	Avon Products, Inc.	56,007

	Pharmaceuticals — 0.6%
3,297	Bristol-Myers Squibb Co.	83,249
3,941	Eli Lilly & Co.	140,733
2,849	Merck & Co., Inc.	104,103
2,458	Pfizer, Inc.	44,711

		372,796

	REITs — Apartments — 3.8%
7,701	AvalonBay Communities, Inc.	632,329
10,600	Camden Property Trust	449,122
23,800	Equity Residential	803,964
2,900	Essex Property Trust, Inc.	242,585
4,400	Post Properties, Inc.	86,240

		2,214,240

	REITs — Diversified — 1.7%
16,000	BioMed Realty Trust, Inc.	252,480
6,500	Retail Opportunity Investments Corp.(f)	65,715
10,140	Vornado Realty Trust	709,191

		1,027,386

	REITs — Healthcare — 2.7%
17,800	HCP, Inc.	543,612
1,800	Health Care REIT, Inc.	79,776
16,200	Nationwide Health Properties, Inc.	569,916
20,500	Omega Healthcare Investors, Inc.	398,725

		1,592,029

	REITs — Hotels — 1.0%
42,394	Host Hotels & Resorts, Inc.	494,738
3,800	Pebblebrook Hotel Trust(f)	83,638

		578,376

	REITs — Industrial — 2.0%
10,900	AMB Property Corp.	278,495
60,400	DCT Industrial Trust, Inc.	303,208
9,800	First Potomac Realty Trust	123,186
14,900	Liberty Property Trust	476,949

		1,181,838

	REITs — Manufactured Homes — 0.2%
1,900	Equity Lifestyle Properties, Inc.	95,893

	REITs — Office — 3.1%
1,200	Alexandria Real Estate Equities, Inc.	77,148
10,000	Boston Properties, Inc.	670,700
5,800	Digital Realty Trust, Inc.	291,624
15,300	Dupont Fabros Technology, Inc.	275,247
2,000	HRPT Properties Trust	12,940
12,000	Kilroy Realty Corp.	368,040

Shares	Description	Value (†)

	REITs — Office — continued
4,100	Mack-Cali Realty Corp.	$141,737

		1,837,436

	REITs - Regional Malls — 3.3%
12,016	Macerich Co. (The)	431,975
17,967	Simon Property Group, Inc.	1,433,767
2,200	Taubman Centers, Inc.	79,002

		1,944,744

	REITs - Shopping Centers — 2.1%
7,000	Federal Realty Investment Trust	474,040
17,700	Kimco Realty Corp.	239,481
32,200	Kite Realty Group Trust	131,054
11,200	Regency Centers Corp.	392,672

		1,237,247

	REITs - Storage — 1.7%
31,400	Extra Space Storage, Inc.	362,670
8,000	Public Storage, Inc.	651,600

		1,014,270

	REITs - Triple Net Lease — 0.8%
5,300	Entertainment Properties Trust	186,931
9,900	National Retail Properties, Inc.	210,078
3,700	Realty Income Corp.	95,867

		492,876

	Specialty Retail — 0.1%
2,260	Home Depot, Inc.	65,382

	Textiles, Apparel & Luxury Goods — 0.3%
2,346	VF Corp.	171,821

	Thrifts & Mortgage Finance — 0.4%
3,226	Astoria Financial Corp.	40,099
7,500	Federal Home Loan Mortgage Corp.(f)(g)	11,025
2,993	First Niagara Financial Group, Inc.	41,633
5,240	New York Community Bancorp, Inc.	76,032
2,637	People’s United Financial, Inc.	44,038

		212,827

	Tobacco — 0.9%
4,860	Altria Group, Inc.	95,402
3,494	Lorillard, Inc.	280,324
2,886	Universal Corp.	131,630

		507,356

	Trading Companies & Distributors — 0.2%
2,707	Watsco, Inc.	132,589

	Total Common Stocks (Identified Cost $27,671,193)	22,793,704

Preferred Stocks — 0.4%
	Banking — 0.2%
129	GMAC, Inc. 144A, 7.000%	85,027

	Capital Markets — 0.0%
625	Newell Financial Trust I, Convertible, 5.250%	21,875

	Diversified Financial Services — 0.0%
275	Sovereign Capital Trust IV, Convertible, 4.375%	8,508

	Thrifts & Mortgage Finance — 0.2%
4,125	Countrywide Capital IV, 6.750%	88,151
2,800	Federal Home Loan Mortgage Corp., 5.570%(f)(g)	2,632
1,200	Federal Home Loan Mortgage Corp., 5.660%(f)(g)	1,020
400	Federal Home Loan Mortgage Corp., 5.700%(f)(g)	620
750	Federal Home Loan Mortgage Corp., 5.790%(f)(g)	1,267

See accompanying notes to financial statements.

11

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2009

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — continued
300	Federal Home Loan Mortgage Corp., 5.810%(f)(g)	$519
600	Federal Home Loan Mortgage Corp., 5.900%(f)(g)	516
250	Federal Home Loan Mortgage Corp., 6.420%(f)(g)	448
975	Federal Home Loan Mortgage Corp., 6.550%(f)(g)	946
10,925	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(f)(g)	11,471
550	Federal National Mortgage Association, 4.750%(f)(g)	797
150	Federal National Mortgage Association, 5.810%(f)(g)	230
250	Federal National Mortgage Association, 6.750%(f)(g)	228
10,000	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(f)(g)	11,000

		119,845

	Total Preferred Stocks (Identified Cost $711,818)	235,255

Principal Amount (‡)
Short-Term Investments — 3.3%
$1,954,323	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2009 at 0.000% to be repurchased at $1,954,323 on 1/04/2010, collateralized by $1,990,000 Federal National Mortgage Association, 3.000% due 5/12/2014 valued at $2,002,438 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,954,323)	1,954,323

	Total Investments — 99.4%
	(Identified Cost $64,540,846)(a)	58,759,523
	Other assets less liabilities — 0.6%	337,589

	Net Assets — 100.0%	$59,097,112

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information: At December 31, 2009, the net unrealized depreciation on investments based on a cost of $65,215,915 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,787,246
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,243,638)

	Net unrealized depreciation	$(6,456,392)

(b)	Variable rate security. Rate as of December 31, 2009 is disclosed.
(c)	Illiquid security. At December 31, 2009, the value of these securities amounted to $597,351 or 1.0% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Treasury Inflation Protected Security (TIPS).
(f)	Non-income producing security.
(g)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(h)	All or a portion of interest payment is paid-in-kind.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $3,228,846 or 5.5% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FDIC	Federal Deposit Insurance Corporation
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at December 31, 2009 (Unaudited)

Treasuries	14.6%
Retailers	4.1
REITs — Apartments	3.8
REITs —Regional Malls	3.3
Technology	3.2
REITs — Office	3.1
Wirelines	2.8
REITs — Healthcare	2.7
Non-Captive Diversified	2.7
Sovereigns	2.6
Banking	2.6
Wireless	2.3
REITs — Shopping Centers	2.1
Electric Utilities	2.1
Healthcare	2.0
REITs — Industrial	2.0
Other Investments, less than 2% each	40.1
Short-Term Investments	3.3

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS

Investments at cost	$64,540,846
Net unrealized depreciation	(5,781,323)

Investments at value	58,759,523
Cash	87,662
Foreign currency at value (identified cost $3,994)	4,041
Receivable for securities sold	54,556
Dividends and interest receivable	530,097

TOTAL ASSETS	59,435,879

LIABILITIES
Payable for securities purchased	33,941
Payable for Fund shares redeemed	178,118
Management fees payable (Note 6)	28,213
Deferred Trustees’ fees (Note 6)	33,494
Administrative fees payable (Note 6)	2,789
Other accounts payable and accrued expenses	62,212

TOTAL LIABILITIES	338,767

NET ASSETS	$59,097,112

NET ASSETS CONSIST OF:
Paid-in capital	$87,058,634
Distributions in excess of net investment income	(35,912)
Accumulated net realized loss on investments and foreign currency transactions	(22,142,005)
Net unrealized depreciation on investments and foreign currency translations	(5,783,605)

NET ASSETS	$59,097,112

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$33,796,034

Shares of beneficial interest	3,666,548

Net asset value and redemption price per share	$9.22

Offering price per share (100/95.50 of net asset value) (Note 1)	$9.65

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$25,301,078

Shares of beneficial interest	2,751,188

Net asset value and offering price per share	$9.20

See accompanying notes to financial statements.

13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME

Dividends	$897,277
Interest	2,370,925
Less net foreign taxes withheld	(627)

3,267,575

Expenses
Management fees (Note 6)	305,826
Service fees - Class A (Note 6)	75,134
Service and distribution fees - Class C (Note 6)	255,510
Trustees’ fees and expenses (Note 6)	18,189
Administrative fees (Note 6)	27,825
Custodian fees and expenses	31,221
Transfer agent fees and expenses (Notes 6 and 7)	38,679
Audit and tax services fees	47,156
Legal fees	1,663
Shareholder reporting expenses	23,139
Registration fees	35,948
Miscellaneous expenses	6,018

Total expenses	866,308

Net investment income	2,401,267

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investments	(12,519,624)
Foreign currency transactions	(85,314)
Net change in unrealized appreciation (depreciation) on:
Investments	25,335,256
Foreign currency translations	19,269

Net realized and unrealized gain on investments and foreign currency transactions	12,749,587

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,150,854

See accompanying notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2009	Year Ended December 31, 2008

FROM OPERATIONS:
Net investment income	$2,401,267	$4,474,064
Net realized loss on investments and foreign currency transactions	(12,604,938)	(9,441,665)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	25,354,525	(20,096,284)

Net increase (decrease) in net assets resulting from operations	15,150,854	(25,063,885)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,136,519)	(2,440,912)
Class C	(785,959)	(2,311,936)
Net realized capital gain
Class A	—	(481,930)
Class C	—	(559,123)

Total distributions	(1,922,478)	(5,793,901)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(16,176,461)	(32,008,958)

Net decrease in net assets	(2,948,085)	(62,866,744)
NET ASSETS
Beginning of the year	62,045,197	124,911,941

End of the year	$59,097,112	$62,045,197

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(35,912)	$43,867

See accompanying notes to financial statements.

15

This Page Intentionally Left Blank

16

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Class A
12/31/2009	$7.18	$0.36	$1.97	$2.33	$(0.29)	$—	$(0.29)
12/31/2008	10.26	0.47	(2.96)	(2.49)	(0.49)	(0.10)	(0.59)
12/31/2007	11.15	0.41	(0.71)	(0.30)	(0.45)	(0.14)	(0.59)
12/31/2006	10.07	0.29	1.12	1.41	(0.32)	(0.01)	(0.33)
12/31/2005(g)	10.00	0.04	0.08	0.12	(0.05)	—	(0.05)
Class C
12/31/2009	7.17	0.30	1.97	2.27	(0.24)	—	(0.24)
12/31/2008	10.24	0.40	(2.95)	(2.55)	(0.42)	(0.10)	(0.52)
12/31/2007	11.12	0.33	(0.70)	(0.37)	(0.37)	(0.14)	(0.51)
12/31/2006	10.07	0.22	1.09	1.31	(0.25)	(0.01)	(0.26)
12/31/2005(g)	10.00	0.04	0.07	0.11	(0.04)	—	(0.04)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(d)	The investment adviser and/or administrator agreed to reimburse a portion of the Portfolio’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

17

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%)(b)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)	Portfolio turnover rate (%)

$9.22	33.32	$33,796	1.21		1.21		4.67	22
7.18	(25.26)	31,709	1.09		1.10		5.10	23
10.26	(2.80)	54,733	1.08	(f)	1.09	(f)	3.76	50
11.15	14.24	37,117	1.25		1.30		2.72	52
10.07	1.15	5,074	1.25		9.57		3.61	2

9.20	32.24	25,301	1.96		1.96		3.90	22
7.17	(25.78)	30,336	1.84		1.84		4.30	23
10.24	(3.52)	70,179	1.83	(f)	1.84	(f)	3.00	50
11.12	13.33	49,027	2.00		2.05		2.02	52
10.07	1.11	39	2.00		10.31		3.25	2

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of 0.01%.
(g)	For the period November 17, 2005 (inception) through December 31, 2005.

18

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

1.  Organization.  Natixis Funds Trust I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Natixis Income Diversified Portfolio (the “Portfolio”).

The Portfolio offers Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class C shares do not pay a front-end sales charge, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through February 22, 2010, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosures in the Notes to Financial Statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Portfolio by a pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Portfolio may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Portfolio’s investment adviser or subadvisers using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Portfolio may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, the Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolio calculates its net asset value.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Portfolio is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded as interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Portfolio’s investments in real estate investment trusts (“REITs”) are reported to the Portfolio after the end of the fiscal year; accordingly, the Portfolio estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Portfolio after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

c.  Foreign Currency Translation.  The books and records of the Portfolio are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Portfolio may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Portfolio may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Portfolio’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Portfolio has committed to buy or sell represents the aggregate exposure to each currency the Portfolio has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2009, there were no open forward foreign currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats the Portfolio as a separate entity for federal income tax purposes. The Portfolio intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Management has performed an analysis of the Portfolio’s tax positions for the open tax years as of December 31, 2009 and has concluded that no provisions for income tax are required. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolio. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Portfolio may be subject to foreign taxes on income and gains on investments that are accrued based upon the Portfolio’s understanding of the tax rules and regulations that exist in the countries in which the Portfolio invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency gains and losses, defaulted bond interest, distributions in excess of ordinary earnings, discount adjustments on inflation-protected securities and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, securities lending collateral gain/loss adjustments, defaulted bond interest and premium amortization. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2009 and 2008 was as follows:

2009 Distributions Paid From:			2008 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$1,922,478	$—	$1,922,478	$4,776,531	$1,017,370	$5,793,901

Differences between these amounts and those reported in the Statement of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

20

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Total undistributed earnings	—

Capital loss carryforward:
Expires December 31, 2016	(6,837,726)
Expires December 31, 2017	(14,331,644)

Total capital loss carryforward	(21,169,370)
Deferred net capital losses (post-October 2009)	(297,566)
Unrealized appreciation (depreciation)	(6,458,674)

Total accumulated earnings	$(27,925,610)

g.  Repurchase Agreements.  It is the Portfolio’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Portfolio and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Portfolio has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Portfolio, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Portfolio may bear the risk of loss with respect to the investment of the collateral. The Portfolio invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Portfolio and State Street Bank as lending agent.

As of December 31, 2009, there were no securities on loan.

i.  Delayed Delivery Commitments.  Purchases of when-issued or delayed delivery instruments (identified in the portfolio as TBA investments) may have a similar effect on the Portfolio’s net asset value as if the Portfolio had created a degree of leverage in its portfolio. The price of the underlying instruments and the date when they will be paid for are fixed at the time the transaction is negotiated. If the Portfolio enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents will be maintained in an amount at least equal to the commitment with the custodian and/or broker. Losses may arise due to changes in the market value of the underlying instruments or if the counterparty does not perform under the contract.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Portfolio has categorized the inputs utilized in determining the value of the Portfolio’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Portfolio’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of December 31, 2009, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Supranational	$—	$184,664	$74,141	$258,805
All Other Bonds and Notes(a)	—	33,517,436	—	33,517,436

Total Bonds and Notes	—	33,702,100	74,141	33,776,241

Common Stocks(a)	22,793,704	—	—	22,793,704

Preferred Stocks
Thrifts & Mortgage Finance	103,731	16,114	—	119,845
All Other Preferred Stocks(a)	—	115,410	—	115,410

Total Preferred Stocks	103,731	131,524	—	235,255

Short-Term Investments	—	1,954,323	—	1,954,323

Total	$22,897,435	$35,787,947	$74,141	$58,759,523

(a)  Major categories of the Portfolio’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2009:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into/(out of) Level 3	Balance as of December 31, 2009
Bonds and Notes
ABS Credit Card	$68,000	$—	$6,445	$28,774	$(103,219)	$—	$—
Chemicals	107,000	653	(4,677)	37,324	(4,300)	(136,000)	—
Healthcare	146,600	1,298	—	158,559	(3,589)	(302,868)	—
Home Construction	63,250	782	(160,499)	187,905	(91,438)	—	—
Metals & Mining	217,639	354	28,162	61,247	(307,402)	—	—
Non-Captive Diversified	37,459	294	(23,597)	9,513	(23,669)	—	—
Supranational	120,812	6,865	(65,409)	85,247	(73,374)	—	74,141
Technology	38,900	141	(95,306)	140,003	(45,688)	(38,050)	—
Wireless	269,701	17	(33,674)	69,928	(56,789)	(249,183)	—
Preferred Stocks
Capital Markets	15,625	—	—	6,250	—	(21,875)	—
Diversified Financial Services	32,250	—	(222)	(800)	(31,228)	—	—

Total	$1,117,236	$10,404	$(348,777)	$783,950	$(740,696)	$(747,976)	$74,141

4.  Derivatives.  Effective January 1, 2009, the Portfolio adopted accounting standards related to derivative instruments and hedging activities which require enhanced disclosures. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Portfolio currently uses include forward foreign currency contracts.

The Portfolio is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Portfolio assets denominated in foreign currencies. The Portfolio may enter into forward foreign currency contracts for hedging purposes to protect the value of the Portfolio’s holdings of foreign securities. The Portfolio may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Portfolio.

22

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

Transactions in derivative instruments during the year ended December 31, 2009 were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$(73,120)

Statement of Operations Location	Net realized gain (loss) on foreign currency transactions

Volume of derivative activity, based on month-end notional amounts outstanding during the period, was as follows for the year ended December 31, 2009:

Percentage of Net Assets Forwards
Average Notional Amount Outstanding	1.13%
Highest Notional Amount Outstanding	3.10%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2009	0.00%

Notional amounts outstanding are at absolute value and are determined, when applicable, by netting notional amounts of contracts to buy and sell the same underlying instrument.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2009, purchases and sales of securities (excluding short-term investments and U.S. government/agency securities and including paydowns) were $11,899,886 and $24,157,289, respectively. Sales of U.S. government/agency securities (excluding short-term investments and including paydowns) were $4,700,183.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to the Portfolio. Under the terms of the management agreement, the Portfolio pays a management fee at the annual rate of 0.55% of the first $1 billion of the Portfolio’s average daily net assets and 0.50% of the Portfolio’s average daily net assets in excess of $1 billion, calculated daily and payable monthly.

Natixis Advisors has entered into subadvisory agreements with AEW Capital Management, L.P. (“AEW”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) on behalf of the Portfolio.

Payments to Natixis Advisors are reduced by the amount of payments to the subadvisers.

Natixis Advisors has given a binding undertaking to the Portfolio to reduce management fees, and/or reimburse certain expenses to limit the Portfolio’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until April 30, 2010 and will be reevaluated on an annual basis. For the year ended December 31, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C
1.25%	2.00%

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fees/expenses were reduced.

For the year ended December 31, 2009, the management fees for the Portfolio were $305,826 (0.55% of average daily net assets).

No expenses were recovered during the year ended December 31, 2009 under the terms of the expense limitation agreement.

Certain officers and directors of Natixis Advisors and its affiliates are also Trustees of the Portfolio. Natixis Advisors, Loomis Sayles and AEW are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Portfolio and has subcontracted with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, the Portfolio pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisers.

For the year ended December 31, 2009, the Portfolio paid $27,825 in administrative fees to Natixis Advisors.

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Portfolio.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Portfolio’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Portfolio’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Portfolio pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Portfolio’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Portfolio pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Portfolio’s Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Portfolio pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Portfolio’s Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2009, the Portfolio paid the following service and distribution fees:

Service Fee		Distribution Fee
Class A	Class C	Class C
$75,134	$63,878	$191,632

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Portfolio if the shares of those customers were registered directly with the Portfolio’s transfer agent. Accordingly, the Portfolio agreed to pay a portion of the intermediary fees attributable to shares of the Portfolio held by the intermediaries (which generally are a percentage of the values of shares held) not exceeding what the Portfolio would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended December 31, 2009, the Portfolio paid $32,810 in sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statement of Operations.

e.  Commissions.  The Portfolio has been informed that commissions (including CDSCs) on Portfolio shares retained by Natixis Distributors during the year ended December 31, 2009 amounted to $3,970.

f.  Trustees Fees and Expenses.  The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. For the year ended December 31, 2009, the Chairperson of the Board received a retainer fee at the annual rate of $200,000. The Chairperson did not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attended. Each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also received a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attended in person and $3,750 for each meeting of the Board of Trustees that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at an annual rate of $10,000. Each Contract Review and Governance Committee member was compensated $5,000 for each Committee meeting that he or she attended in person and $2,500 for each meeting that he or she attended telephonically. Each Audit Committee member was compensated $6,250 for each Committee meeting that he or she attended in person and $3,125 for each meeting that he or she attended telephonically.

24

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

Effective January 1, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments will receive a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Portfolio until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

7.  Class-Specific Expenses.

For the period from January 1, 2009 to September 30, 2009, the Portfolio paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

Transfer Agent Fees and Expenses
Class A	Class C
$15,564	$13,745

Effective October 1, 2009, transfer agent fees and expenses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

8.  Line of Credit.  The Portfolio, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, will be accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, the Portfolio, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2009, the Portfolio had no borrowings under these agreements.

9.  Broker Commission Recapture.  The Portfolio has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Portfolio under such agreements and are included in realized gains in the Statement of Operations. For the year ended December 31, 2009, amounts rebated under these agreements amounted to $2,483.

25

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

10.  Capital Shares.  The Portfolio may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	159,686	$1,328,758	444,730	$4,212,528
Issued in connection with the reinvestment of distributions	126,053	945,124	232,902	2,145,062
Redeemed	(1,033,804)	(7,524,813)	(1,596,225)	(14,388,129)

Net change	(748,065)	$(5,250,931)	(918,593)	$(8,030,539)

Class C
Issued from the sale of shares	145,474	$1,102,938	365,260	$3,379,096
Issued in connection with the reinvestment of distributions	45,078	333,737	106,337	990,568
Redeemed	(1,671,912)	(12,362,205)	(3,093,572)	(28,348,083)

Net change	(1,481,360)	$(10,925,530)	(2,621,975)	$(23,978,419)

Increase (decrease) from capital share transactions	(2,229,425)	$(16,176,461)	(3,540,568)	$(32,008,958)

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Natixis Funds Trust I and Shareholders of Natixis Income Diversified Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Natixis Income Diversified Portfolio (the “Fund”), a series of Natixis Funds Trust I, at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2010

27

2009 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2009, 22.13% of dividends distributed by the Portfolio qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income.  For the fiscal year ended December 31, 2009, the Portfolio will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket.

28

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 1984 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Edward A. Benjamin (1938)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 1996 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Wendell J. Knox**** (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	39 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 1982 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, AES Corporation (international power company)

Erik R. Sirri***** (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	39 None

29

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES continued

Peter J. Smail***** (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	39 None

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	39 None

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

John T. Hailer[2] (1960)	Trustee Since 2000	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board of Trustees is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

****	Mr. Knox was appointed as trustee effective July 1, 2009.

*****	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.

[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

30

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

David Giunta (1965)	President and Chief Executive Officer	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

31

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	2008	2009	2008	2009	2008	2009	2008	2009
Natixis Funds Trust I	$200,126	$192,280	$1,396	$587	$63,696	$43,068	$—	$—

1.	Audit-related fees consist of:

2008 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2009 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory matters.

2.	Tax fees consist of:

2008 - review of year-end shareholder reporting and the Registrant’s tax returns, quarterly review of asset diversification tests, and consulting services with respect to new security types.

2009 - review of the Registrant’s tax returns, quarterly review of asset diversification tests, and consulting services with respect to new deferred compensation tax rules and new security types.

Aggregate fees billed to the Registrant for non-audit services during 2008 and 2009 were $65,092 and $43,655, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Asset Management Advisors, L.P. and entities controlling, controlled by or under common control with Natixis Asset Management Advisors, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2008	2009	2008	2009	2008	2009
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Asset Management Advisors, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	2008	2009
Control Affiliates	$225,023	$325,191

None of the audit-related, tax and other services provided by the Registrant’s principal accountant were approved by the Audit Committee pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a) (3)	Not applicable.
(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name: Title: Date:	David L. Giunta President and Chief Executive Officer February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name: Title: Date:	David L. Giunta President and Chief Executive Officer February 22, 2010

By:	/s/ Michael C. Kardok
Name: Title: Date:	Michael C. Kardok Treasurer February 22, 2010